UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER: 811-08627

                               OPTIQUE FUNDS, INC.
               (Exact name of registrant as specified in charter)
                                    --------


                            222 East Erie, Suite 500
                               Milwaukee, WI 53202
               (Address of principal executive offices) (Zip code)

                                 Colette Wallner
                           Optique Capital Management
                            222 East Erie, Suite 500
                               Milwaukee, WI 53202
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-276-8272

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2008

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2008

ITEM 1.  REPORTS TO STOCKHOLDERS.



                              (OPTIQUE FUNDS LOGO)

OCTOBER 31, 2008 ANNUAL REPORT

TABLE OF CONTENTS

Shareholders' Letter...................................................    1
Portfolio Commentaries.................................................    2
Schedules of Investments
   Optique Large Cap Value Fund........................................   13
   Optique Small Cap Value Fund........................................   15
   Optique International Value Fund....................................   17
   Optique Intermediate Fixed Income Fund..............................   20
Statements of Assets and Liabilities...................................   22
Statements of Operations...............................................   23
Statements of Changes in Net Assets....................................   24
Financial Highlights...................................................   26
Notes to the Financial Statements......................................   30
Report of Independent Registered Public Accounting Firm................   37
Directors and Officers of the Company..................................   38
Disclosure of Fund Expenses............................................   40
Approval of Investment Advisory Contracts..............................   41
Notice to Shareholders.................................................   42

                                NOT FDIC-INSURED
                       May lose value. No bank guarantee.

Shares of Optique Funds are distributed by an independent third party, SEI Investments Distribution Co.

SHAREHOLDERS' LETTER OCTOBER 31, 2008

Dear Shareholders,

The investment environment for the last two months of 2007 and first 10 months of 2008 has been volatile and frustrating, to say the least. Driven by momentum and fear, both up and down, the market did not appear to respond to logic or company fundamentals. I think we'll all be glad to put 2008 behind us.

Our value approach to investing, however, has us excited about the future opportunities now being presented by the markets. We see many fundamentally strong companies, companies who will come out of the recession in very good shape, trading at prices we've never seen before. Truly, a value buyer's paradise. Our philosophy and investment discipline are as strong and consistent as at anytime in our history and we believe that this consistency will prove valuable over time.

As is customary, our portfolio management team offers detailed analysis and a market outlook for each of our four portfolios on pages 2-12. The commentaries provide further insight into our investment philosophy and unique perspective on the economy and the markets. Of course, if at any time you wish to discuss our portfolio management style in greater detail, I welcome your call.

We appreciate your continued confidence and look forward to working with you as we move forward into 2009.

Kind regards,


/s/ Colette M. Wallner

Colette M. Wallner
President


                         OPTIQUE FUNDS ANNUAL REPORT 1

PORTFOLIO COMMENTARIES OCTOBER 31, 2008

LARGE CAP VALUE FUND

The Optique Large Cap Value Fund's (the "Fund") return for the year ended October 31, 2008 was (41.21%) versus the (36.80%) return of the Russell 1000 Value Index and the (36.10%) return of the S&P 500 Index.

The past year has proven to be a very difficult period for value investing as panic selling has driven stocks lower regardless of valuation or underlying fundamentals. During uncertain times, shares of the companies typically owned by the Fund often succumb early in a market downturn due to a higher degree of earnings variability. While many of the Fund's companies are performing reasonably well given the challenging environment, market multiples on cash flow and earnings have collapsed. The Fund experienced similar underperformance during the 1999 and early 2000 time period as multiples were broadly declining prior to the recession in 2001.

PERFORMANCE ANALYSIS

Much of the Fund's relative performance weakness can be tied directly to the impact of declining consumer spending with the most significant underperformance coming from the Fund's holdings in consumer staples

AVERAGE ANNUAL TOTAL RETURN
FOR THE YEARS ENDED OCTOBER 31, 2008

ONE YEAR    5 YEAR   10 YEAR
--------   -------   -------
(41.21)%   (0.79)%    1.05%

RETURN ON A $10,000 INVESTMENT

                              (PERFORMANCE GRAPH)

             Optique Large
               Cap Value     S&P 500   Russell 1000
                 Fund         Index     Value Index
             -------------   -------   ------------
10/31/98        $10,000      $10,000      $10,000
'99              10,633       12,567       11,653
'00              10,882       13,332       12,295
'01              10,710       10,012       10,837
'02               9,249        8,500        9,751
'03              11,555       10,267       11,982
'04              13,319       11,235       13,833
'05              14,758       12,214       15,474
'06              17,666       14,210       18,795
'07              18,885       16,279       20,831
'08              11,103       10,403       13,166

This chart assumes an initial investment of $10,000 made on 10/31/98. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

     The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.


                         2 OPTIQUE FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2008

LARGE CAP VALUE FUND (CONCLUDED)

and services. Shares of companies such as Gannett and SuperValu have failed to hold value despite their strong competitive positioning, cash flow creation and reasonable leverage. Media companies, such as Gannett, have been hard hit by declining advertising and classified spending. Still, the company should generate over $1 billion in cash flow in 2009 giving it ample room to continue its dividend payment and meet its funding needs. With the shares now priced at 2 times 2009 expected cash flow, the shares have meaningful recovery potential. Similar to Gannett, shares of SuperValu have performed miserably. Despite stable revenue and cash flow generation, investors are fretting about sales growth and margin uncertainty. While the concerns are legitimate, the shares are now trading at less than 2 times 2009 estimated cash flow. The Fund's absolute and relative performance has also been hindered by its exposures to financials. Although the Fund did not own some of the worst debacles of 2008, performance was hurt by exposures to insurers such as AIG and Genworth. We believe financials have broad recovery appeal in 2009, the Fund remains underweight the group relative to the Russell 1000 Value Index until there is greater clarity on an economic recovery.

Fiscal 2008 has been filled with many challenges for the Fund. Fortunately, there were several bright spots to help offset some of the market carnage. The Fund owned shares of Barr Pharmaceuticals which agreed to be acquired by Teva in July with Teva offering a 45% market premium in stock and cash. In a year nearly devoid of merger & acquisition activity, the Barr buyout was a welcome development. The Fund's performance was also aided by gains in shares of Kohl's Department Stores, up 24%, BB&T Corp, up 21% and exposure to defense contractor Lockheed Martin, down a modest 9%.

While difficult to see today, 2009 should prove to be a much stronger year for the U.S. equity markets and this Fund as investors begin to position for an economic recovery by late 2009 into 2010. The Fund's valuation is highly compelling trading at only 8 times 2009 earnings estimates and less than 4 times trailing cash flow. The underlying portfolio dividend yield is at an all time high of 4.6%. With interest rates remaining at or near record lows, significant cash on the sidelines and aggressive moves by policymakers, the coming market recovery may prove to be more powerful than many believe today. We believe the Fund is well-positioned to benefit from that recovery in the quarters to come.


                          OPTIQUE FUNDS ANNUAL REPORT 3

PORTFOLIO COMMENTARIES OCTOBER 31, 2008

SMALL CAP VALUE FUND

The Optique Small Cap Value Fund's (the "Fund") return for the year ended October 31, 2008 was (36.89%) versus the (30.54%) return of the Russell 2000 Value Index and the (34.16%) return of the Russell 2000 Index.

The fiscal year began with the small cap market near its all time high, but quickly turned into one of the most challenging investment environments on record. The housing crisis that began in 2007 spread into a broader credit crisis prompting a severe decline in consumer and corporate spending causing the current recessionary environment that according to the National Bureau of Economic Research began in December 2007. Making matters worse for many market participants was the significant increases in commodity prices through July, driving up raw material prices for companies and negatively impacting consumer spending. The sell-off in stocks has created valuations not seen in some time. The Fund's P/E ratio is hovering around 10x projected earnings, under 5x cash flow, and 1x book value with a dividend yield well over 3%.

AVERAGE ANNUAL TOTAL RETURN
FOR THE YEARS ENDED OCTOBER 31, 2008

ONE YEAR   5 YEAR   10 YEAR
--------   ------   -------
(36.89)%   (3.15)%   4.21%

RETURN ON A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

               Optique
              Small Cap   Russell 2000   Russell 2000
             Value Fund      Index        Value Index
             ----------   ------------   ------------
10/31/98       $10,000      $10,000         $10,000
'99             10,167       11,487          10,072
'00             11,310       13,486          11,814
'01             14,177       11,774          12,848
'02             12,746       10,411          12,523
'03             17,716       14,926          17,569
'04             19,267       16,677          20,730
'05             20,600       18,692          23,433
'06             25,172       22,426          28,798
'07             23,924       24,506          29,388
'08             15,098       16,134          20,413

This chart assumes an initial investment of $10,000 made on 10/31/98. Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     The Russell 2000(R) Index is a popular measure of the stock performance of small companies comprised of the stocks of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on market capitalization.

     Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.


                         4 OPTIQUE FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2008

PERFORMANCE ANALYSIS

As expected, much of the Fund's top performers came from more defensive sectors of the economy including consumer staples and utilities. The nondiscretionary nature of the consumer staples proved very rewarding in the challenging environment. Top performers from this group include Longs Drug Stores (+88%), Helen of Troy (+34%), and NBTY (+26%). Longs Drug Stores reported better than expected general merchandise sales overcoming a fear that weak consumer spending would negatively impact sales excluding pharmaceuticals. Soon after the quarterly report, the company received a buy-out offer from CVS Caremark at a 30% premium. NBTY is a leading manufacturer and distributor of nutritional supplements globally. The company benefited from stable sales patterns, a large stock buyback and its acquisition of a competitor out of bankruptcy that should increase market share and profitability. Helen of Troy is a manufacturer of personal care and houseware products ranging from deodorant and skin care to trash cans and gardening tools. The company benefited from new product development, solid international growth and rising margins. Our sales of both NBTY and Helen of Troy were very timely as both are now significantly lower than where the Fund sold. The defensive characteristics of the utility sector worked as expected as the group was down less than 10% for the fiscal year. The Fund's utility holdings not only benefited from better performance, but also from an overweight position relative to the index. Top performers in the sector for the Fund include MGE Energy (+10%), Avista (+3%), and WGL Holding (-1%). The Fund has since decreased its overweight position by selling MGE Energy due to valuation and trimming other holdings. The Fund also benefited from a rise in M&A activity in the energy sector. Basic Energy Services and Bronco Drilling both agreed to be acquired during the year but both deals broke down of one reason or another. The Fund still benefited as both positions were sold prior to the deal terminations.

Obviously in the difficult environment the Fund had many poor holdings including GSI Group, Kemet, Journal Communications, MCG Capital, Strategic Hotels and Resorts, Angiotech Pharmaceuticals, South Financial Group and Consolidated Graphics. All of the above have been sold except for Journal Communications, Strategic Hotels and Resorts, and Consolidated Graphics. Journal Communications is a media company that owns and operates newspapers, television and radio stations in Wisconsin, Florida, California, Nevada and other states throughout the U.S. The decline in the stock prices is the result of negative advertising trends, especially at the primary daily newspaper, the Milwaukee Journal Sentinel. However, the company has been able to maintain positive free cash flow, a healthy balance sheet and attractive dividend yield. We believe that once economic conditions stabilize it is well-positioned to benefit from recent television affiliate acquisitions, as well as an increase in advertising sales.

Strategic Hotels and Resorts owns and manages luxury hotels in North America and Europe under brand names including Ritz-Carlton and Four Seasons. The decline in stock price is a result of decreased spending on travel for both business and leisure during the current economic difficulties. In addition, near-term revenue trends are expected to be negative. However, we believe Strategic Hotels and Resorts has maintained a strong balance sheet that will help it weather the difficult economic conditions. The company has reasonable debt levels with minimal short-term maturities, as well as significant room under its debt facility


                          OPTIQUE FUNDS ANNUAL REPORT 5

PORTFOLIO COMMENTARIES OCTOBER 31, 2008

SMALL CAP VALUE FUND (CONCLUDED)

agreement. In addition, it holds six unsecured properties that management could use to obtain financing if necessary. Once conditions stabilize and revenue uncertainties subside, we believe Strategic is well positioned for a very strong recovery.

Consolidated Graphics provides commercial printings services in the United States and Canada. The current economic environment has been difficult due to decreased spending resulting in competitive pressure. The most recent quarterly financial results actually beat analyst expectations; however the company reduced its guidance for the remainder of the year. Although the current conditions are creating competitive pressures for the short-term, Consolidated Graphics should benefit from it in the long-term. Environments such as this have historically forced smaller competitors to either be acquired at low valuations or simply go out of business. Consolidated Graphics has maintained a strong balance that will allow it to not only weather the current difficulties, but also grow its business through strategic acquisitions.

We expect 2009 to be a much better year for the Fund and the broader equity markets. The difficult market environment may continue for a few more quarter's but with stocks down over 40% from their high, we believe much of the damage is already done. Fiscal and monetary stimulus is extremely accommodative with short-term interest rates close to 0%. Much has been done to alleviate the credit crisis and support for the housing markets is coming from every corner. A steep decline in the price of oil (from $140 to $40 per barrel) and other commodities will provide additional discretionary income for the consumer and improve the profitability for most all businesses. Most of these positive developments work with a lag of up to 18 months; therefore, we don't expect to see meaningful economic improvement until late 2009 with market anticipating the situation one to two quarters in advance. The portfolio is well positioned to ride out the rough waters in the very near term and benefit from an expected recovery in 2009.


                         6 OPTIQUE FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2008

INTERNATIONAL VALUE FUND

For the year ended October 31, 2008, the Optique International Value Fund (the "Fund") returned (48.17%), lagging the MSCI World ex-USA Index (the "Index") return of (46.56%).

In a very challenging year for global markets, twin concerns about the fading of the U.S. housing market and high energy prices drove shares lower early in the year as investors worried about the subsequent impact on the U.S. economy. It soon became apparent that European and Japanese economies were slowing as well. Going into the second quarter of the fiscal year, the prevailing theme was the notion of "decoupling", which posited that emerging economies were less intertwined with the developed economies that they had been in the past, and so could continue to grow strongly even as the U.S., Europe and Japan slowed. On this basis, energy and other commodities prices continued to surge, and markets perceived to be commodities-linked, such as Australia, Canada and the emerging markets, outperformed the rest of the world. Also prevalent early in the fiscal year was the "carry trade", whereby investors borrowed funds in low interest rate markets, notably Japan, to invest in higher-yielding currencies. This drove down the yen, while other currencies continued to gain against the U.S. dollar. These trends continued until mid-May, when the price of a barrel of crude oil was over $147. By then it was becoming increasingly apparent that problems in the U.S. and U.K.

AVERAGE ANNUAL TOTAL RETURN
FOR THE YEARS ENDED OCTOBER 31, 2008

ONE YEAR   5 YEAR   10 YEAR
--------   ------   -------
(48.17)%    1.79%    3.36%

RETURN ON A $10,000 INVESTMENT

                              (PERFORMANCE GRAPH)

                            Morgan Stanley   Morgan Stanley
                               Capital          Capital
                Optique     International    International
             International   Word ex-USA      Word ex-USA
              Value Fund     Value Index         Index
             -------------   -----------     -------------
10/31/98        $10,000        $10,000          $10,000
'99              11,785         12,475           12,349
'00              12,628         12,706           12,172
'01              10,313         10,365            9,086
'02               9,792          8,844            7,905
'03              12,737         11,840           10,132
'04              15,265         14,664           12,082
'05              17,725         17,427           14,313
'06              22,080         22,752           18,244
'07              26,851         27,860           23,048
'08              13,917         14,470           12,318

This chart assumes an initial investment of $10,000 made on 10/31/98. Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Morgan Stanley Capital International (MSCI) World ex-USA Value Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

     The MSCI World ex-USA Index is the aggregate of 23 individual country indices calculated by MSCI. The index excludes the U.S. MSCI uses a target of 85% of free float-adjusted market representation within each industry group, within each country, as a guideline in constructing the index.

     Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

     Investors are reminded that, while investing globally can be rewarding, investments in foreign securities involve investment risks including currency, liquidity, political, economic and market risks.


                         OPTIQUE FUNDS ANNUAL REPORT 7

PORTFOLIO COMMENTARIES OCTOBER 31, 2008
housing markets, and by then financial systems as well, were more severe that had been expected. Commodity prices began to reverse, and the U.S. dollar rose against most currencies in a flight to safety. The yen, however, rose sharply as carry trades were unwound throughout the summer and into the fall. The Japanese stock market, which had held up relatively better until that point as it was seen to be farther-removed from the financial woes of the U.S. and Europe, quickly caught up with the rest of the world in terms of market declines as the terms of trade of its largest companies, the exporters, worsened dramatically. When Lehman Brothers failed in September, and the succession of bailouts of major U.S. and European financial institutions ensued, moderate concern about the state of the world economy turned into outright fear, and stock markets around the world tumbled, resulting in one of the worst months ever for investors in October. The Index fell 20.8% for the month.

PERFORMANCE ANALYSIS

The Fund lost 48.17% for the year, lagging the Index return of (46.56%). The underperformance is attributable to our banking holdings. The Fund's U.K. and Irish bank stocks were particularly weak, and though we cut our losses in the summer, the damage was largely already done. Several U.K. banks have effectively been nationalized since. Our consumer durables exposure also contributed negatively, mostly since the yen's sharp appreciation, which has a large negative impact on Japanese exporters. Stock selection in utilities worked very well for the year, as several of our Asian utilities held up very well, some even showing gains. Both the allocation effect and the selection effect was strongly positive in the metals sector. We believed that surging commodities prices were inconsistent with a slowing global economy, and most stocks within the sector had run up to the point that valuations were not attractive. Therefore, we were mostly absent the sector, which helped when commodities prices fell sharply. Stock selection was positive because our holdings held up better in the downturn, but also because we bought Salzgitter, the German steel-maker, in January and sold it in April for a 72% gain. Amongst other holdings showing gains in a difficult year were Toyo Suisan, a Japanese noodle and condiment maker, which gained 48%. The company was able to push through price increases for its products, and when input prices began to fall, margins expanded significantly. Sankyo, the Japanese operator of pachinko parlors, gained 34% till we sold it in March. We purchased China Mobile in October when it had become attractively valued, and by fiscal year-end at the end of the month it gained over 10%. Stock selection was positive in retail and technology as well. By country, the Fund's holdings in the U.K. and Ireland performed poorly, partly due to our banking exposure as mentioned above. Our Australian holdings did well on a relative basis mainly because we did not hold any commodities names. Diversification in Japan worked well for the year as outperformance in domestic-focused companies offset weakness in the exporters. The Fund's holdings in Hong Kong, where we were overweighted, outperformed as we mostly avoided the H-shares.

Fiscal year 2008 was a very challenging year for international stocks, and foreign markets are likely to continue to be volatile. Earnings will be depressed in 2009 as the world economy slows. However, markets are


                         8 OPTIQUE FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2008

INTERNATIONAL VALUE FUND (CONCLUDED)

forward-looking and may anticipate earnings recovery in 2010 well in advance. Panic selling has driven prices and valuations down to unprecedented levels. As of October 31, 2008, the Index was trading at 8.6 times earnings and just 1.3 times book value, with an average dividend yield of 4.7%. While investing in stocks is always a risky proposition, and in the current environment investors are understandably shaken, we believe that for those investors who are in a position to take a medium to long term view, there currently exist tremendous opportunities in international stocks.


                         OPTIQUE FUNDS ANNUAL REPORT 9

PORTFOLIO COMMENTARIES OCTOBER 31, 2008

INTERMEDIATE FIXED INCOME FUND

The Optique Capital Intermediate Fixed Income Fund's (the "Fund") return for the year ended October 31, 2008, was (2.77%). This return was less than the Barclays Capital Government Credit Intermediate Index (the "Index"), formerly the Lehman Brothers Government/Credit Bond Index, which returned 1.00% over the same time period.

PERFORMANCE ANALYSIS

At the beginning of the 12 month period, statistics on economic growth and inflation remain weak, with expectations of recession growing. The sub-prime issues, coupled with the excess leveraging by various financial entities, essentially brought lending to a halt. Further, a persistent lack of trust between financial institutions reduced the level of funding in the fixed income markets. For most investors "risk aversion" continued to be the main theme. Investors sought the safety of U.S. Treasury securities and all other classes

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED OCTOBER 31, 2008

ONE YEAR   5 YEAR   10 YEAR
--------   ------   -------
 (2.77)%    1.86%    3.45%

RETURN ON A $10,000 INVESTMENT

                              (PERFORMANCE GRAPH)

                                      Barclays
                  Optique           Intermediate        Morningstar(R)
             Intermediate Fixed   Government/Credit   Intermediate-Term
                Income Fund             Index+          Bond Category
             ------------------   -----------------   -----------------
10/31/98          $10,000              $10,000             $10,000
'99                 9,774               10,099               9,989
'00                10,321               10,751              10,562
'01                11,774               12,283              11,942
'02                12,099               13,009              12,354
'03                12,808               13,716              13,106
'04                13,190               14,309              13,755
'05                13,231               14,347              13,872
'06                13,774               15,016              14,524
'07                14,441               15,865              15,132
'08                14,042 (Fund)        16,023              14,043

+Formerly the Lehman Brothers Government/Credit Bond Index

This chart assumes an initial investment of $10,000 made on 10/31/98. Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Barclays Intermediate Government/ Credit Index, formerly the Lehman Brothers Intermediate Government/Credit Bond Index, includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. government; all publicly issued, fixed rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt. The Barclays Intermediate Government/Credit Index sectors are Industrial, Finance, Utility and Yankee. Also included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities or governmental or international agencies. It includes only those bonds with maturities of up to 10 years.

     The Morningstar(R) Intermediate-Term Bond Fund Category Index is the average cumulative total performance assuming reinvestment of dividends and capital gains distributions of funds tracked by Morningstar(R), Inc. that invest their assets primarily in U.S. corporate and other investment-grade issues. The bonds have an average duration of greater than or equal to 3.5 years but less than or equal to six years, or an average effective maturity of more than four but less than ten years.

     Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.


                         10 OPTIQUE FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2008
suffered by comparison. Of the intermediate maturities, Treasures were the best performing asset class with a 7.26% return, Agencies exhibited a 5.09% return, and Corporates underperformed with a return of (10.74%) over the 12 month period.

In the midst of this declining confidence, the Federal Reserve (the "Fed") was focused on maintaining system liquidity. All of their efforts were aimed at stabilizing the financial system and assuring the availability of credit to support the economy and minimize a recession. During this period, the Fed Funds rate was lowered, 350 basis points from 4.50% on October 31, 2007 to 1.00% on October 29, 2008. The Discount rate was also dropped accordingly and borrowing was increased to 90 days. Further, the Term Auction Facility system was used to provide longer-term borrowing for member banks. These moves assisted the availability of credit and helped maintain confidence and liquidity.

At the beginning of the period, we had reduced Agency exposure due to the earlier relative outperformance of the sector and the lack of clarity in the housing market. Corporate yields had widened to attractive levels and this sector position was slightly over-weighted, relative to the Index, within the Fund. In addition, we increased our Treasury exposure and a purchase an "AAA" Treasury collateralized pre-refunded municipal bond in lieu of a Treasury security due to the yield dislocation in the taxable and tax-exempt markets. Additionally, we felt that it was prudent to hedge our portfolios against potential inflationary threats and purchased a 10% position in a U.S. Treasury Inflation Protected Securities ("TIPS"), which as a sector was the top performing segment of the fixed income marketplace during the first part of 2008. This strategy had helped the fund performance up until the end of August as the Fund had outperformed the Index over this time period by a gross return of 70 basis points. Returns at the end of August for the Fund and the Index were 5.26% and 4.56%, respectively.

However, the third quarter of 2008 will be recorded as one of the most challenging times in the market's history. The continuing losses due to subprime housing issues and derivative structure investments brought confidence in the global financial system to an all-time low. Various fixed income related markets essentially froze, and financial institutions were unwilling to lend. As such, the Federal Reserve truly became the lender of last resort. The meltdown affected lending available to both corporations and consumers, which are the lifeblood of a growing economy. During this time period, Congress passed the $700 billion Troubled Asset Relief Program ("TARP") to assist the financial crisis, but it was certainly not a panacea. Although the government assistance had helped restore some investor confidence, the markets still are unsettled at this time.

During this time period, our allocations to TIPS and corporate bonds detracted from the Fund's performance which resulted in most of the underperformance, relative to the Index in September and October. In lieu of Treasury securities, the Fund had a slight overweighting in TIPS securities which underperformed comparable Treasuries, as there was a flight to quality in the marketplace and the expectations for inflation changed. The Fund also held a slightly larger corporate allocation than the Index, albeit somewhat reduced after September's volatility. The Fund was able to avoid many of the troubled securities,


                         OPTIQUE FUNDS ANNUAL REPORT 11

PORTFOLIO COMMENTARIES OCTOBER 31, 2008

INTERMEDIATE FIXED INCOME FUND (CONCLUDED)

but was not entirely unscathed. A 2% exposure to Lehman Brothers was a painful loss when the firm filed for bankruptcy protection on September 15th and the Fund was hurt by exposure to American General Finance, a subsidiary of AIG.

MARKET OUTLOOK

For the time being, a continued conservative strategy is in order. Presently, the yield for investment grade bonds is over 200 basis points higher than Treasury securities, which is the largest difference in the last 30 years. We believe that there is value in government agency, industrial and select financial related issues. We also feel that TIPS, which have been a source of underperformance, are a mispriced asset class and will provide relative outperformance for long-term investors. The Fed will remain in an accommodative mode and with the passage of TARP the additional treasury financing requirements across the maturity spectrum should cause the treasury yield curve to steepen further. Therefore, we will continue to limit maturities to the 1 to 10 year maturity range, focusing on the middle of the yield curve. We believe this strategy should preserve value and allow participation in the markets upside potential as we return to a more normalized state.


                         12 OPTIQUE FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

LARGE CAP VALUE FUND

SECTOR WEIGHTINGS (UNAUDITED)+:

                                   (BAR CHART)

Financials                   21.8%
Energy                       15.5%
Health Care                  12.9%
Industrials                  12.1%
Consumer Discretionary        9.3%
Utilities                     7.1%
Consumer Staples              5.2%
Information Technology        5.2%
Telecommunication Services    5.1%
Materials                     3.8%
Short-Term Investment         2.0%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

 Number
of Shares                                                               Value
---------                                                            -----------
            COMMON STOCK - 95.29%
            AEROSPACE & DEFENSE - 4.33%
   14,615   General Dynamics Corp.                                   $   881,577
   23,940   Goodrich Corp.                                               875,246
                                                                     -----------
                                                                       1,756,823
                                                                     -----------
            BANKS - 7.94%
   42,420   Bank of America Corp.                                      1,025,291
   17,360   BB&T Corp.                                                   622,356
   47,535   Huntington Bancshares, Inc.                                  449,206
   31,365   Marshall & Ilsley Corp.                                      565,511
   13,915   SunTrust Banks, Inc.                                         558,548
                                                                     -----------
                                                                       3,220,912
                                                                     -----------
            BASIC - CHEMICAL - 2.01%
   30,615   Dow Chemical Co.                                             816,502
                                                                     -----------
            BASIC - PAPER - 1.73%
   40,760   International Paper Co.                                      701,887
                                                                     -----------
            CONSUMER DISCRETIONARY - 1.92%
   56,650   Newell Rubbermaid, Inc.                                      778,937
                                                                     -----------
            CONSUMER STAPLES - 5.17%
   46,290   SUPERVALU, Inc.                                              659,169
   33,868   Unilever PLC ADR                                             764,062
   26,345   Walgreen Co.                                                 670,744
                                                                     -----------
                                                                       2,093,975
                                                                     -----------
            DIVERSIFIED MANUFACTURING - 7.63%
   14,760   3M Co.                                                       949,068
   16,320   Eaton Corp.                                                  727,872
   72,500   General Electric Co.                                       1,414,475
                                                                     -----------
                                                                       3,091,415
                                                                     -----------

 Number
of Shares                                                               Value
---------                                                            -----------
            ENERGY - 15.38%
   26,160   Anadarko Petroleum Corp.                                 $   923,448
    5,330   Apache Corp.                                                 438,819
   19,860   Chevron Corp.                                              1,481,556
   14,885   ConocoPhillips                                               774,318
   22,635   Exxon Mobil Corp.                                          1,677,706
   32,260   Marathon Oil Corp.                                           938,766
                                                                     -----------
                                                                       6,234,613
                                                                     -----------
            ENTERTAINMENT - 2.01%
   80,710   Time Warner, Inc.                                            814,364
                                                                     -----------
            FINANCIAL - 6.82%
   12,400   Franklin Resources, Inc.                                     843,200
    6,360   Goldman Sachs Group, Inc.                                    588,300
   23,600   JPMorgan Chase & Co.                                         973,500
    8,260   State Street Corp.                                           358,071
                                                                     -----------
                                                                       2,763,071
                                                                     -----------
            HEALTH CARE - 6.43%
   27,905   Merck & Co., Inc.                                            863,660
   51,305   Pfizer, Inc.                                                 908,612
   25,885   Wyeth                                                        832,979
                                                                     -----------
                                                                       2,605,251
                                                                     -----------
            INSURANCE - 3.42%
   48,905   American International Group, Inc.                            93,409
   68,795   Genworth Financial, Inc., Class A                            332,968
   22,590   Travelers, Inc.                                              961,204
                                                                     -----------
                                                                       1,387,581
                                                                     -----------
            MEDICAL PRODUCTS & SERVICES - 6.35%
   21,915   GlaxoSmithKline PLC ADR                                      848,111
   19,725   Quest Diagnostics, Inc.                                      923,130
   20,660   WellPoint, Inc*                                              803,054
                                                                     -----------
                                                                       2,574,295
                                                                     -----------
            MULTILINE RETAIL - 1.76%
   20,350   Kohl's Corp.*                                                714,895
                                                                     -----------
            PRINTING & PUBLISHING - 1.61%
   59,400   Gannett Co., Inc.                                            653,400
                                                                     -----------
            PROFESSIONAL SERVICES - 1.98%
   26,620   Computer Sciences Corp.*                                     802,859
                                                                     -----------
            REAL ESTATE INVESTMENT TRUSTS - 1.71%
   49,005   Duke Realty Corp.                                            691,461
                                                                     -----------


                         OPTIQUE FUNDS ANNUAL REPORT 13

SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

LARGE CAP VALUE FUND (CONCLUDED)

 Number
of Shares                                                               Value
---------                                                            -----------
            TECHNOLOGY - 5.04%
   31,880   Autodesk, Inc.*                                          $   679,363
   33,835   Cisco Systems, Inc.*                                         601,248
   32,865   Sony Corp. ADR                                               763,783
                                                                     -----------
                                                                       2,044,394
                                                                     -----------
            TELEPHONES & TELECOMMUNICATIONS - 5.06%
   32,175   AT&T, Inc.                                                   861,325
        1   Fairpoint Communications, Inc.                                     4
  111,620   Sprint Nextel                                                349,370
   28,270   Verizon Communications, Inc.                                 838,771
                                                                     -----------
                                                                       2,049,470
                                                                     -----------
            UTILITIES - 6.99%
   59,010   Duke Energy Corp.                                            966,584
   71,870   NiSource, Inc.                                               931,435
   28,450   SCANA Corp.                                                  936,289
                                                                     -----------
                                                                       2,834,308
                                                                     -----------
            TOTAL COMMON STOCK
            (Cost $58,634,582)                                        38,630,413
                                                                     -----------
            EXCHANGE TRADED FUND - 1.70%
   11,585   iShares Dow Jones U.S. Financial Services Index              689,076
                                                                     -----------
            TOTAL EXCHANGE TRADED FUND
            (Cost $854,673)                                              689,076
                                                                     -----------
            SHORT-TERM INVESTMENT - 2.01%
  814,356   SSGA Money
            Market Fund, 1.870%**                                        814,356
                                                                     -----------
            TOTAL SHORT-TERM INVESTMENT
            (Cost $814,356)                                              814,356
                                                                     -----------
            TOTAL INVESTMENTS - 99.00%
            (Cost $60,303,611)                                       $40,133,845
                                                                     ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $40,538,634.

*    NON-INCOME PRODUCING SECURITY.

**   THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31, 2008.

ADR - AMERICAN DEPOSITARY RECEIPT

PLC - PUBLIC LIMITED COMPANY

SSGA - STATE STREET GLOBAL ADVISORS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                         14 OPTIQUE FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

SMALL CAP VALUE FUND

SECTOR WEIGHTINGS (UNAUDITED)+:

                                   (BAR CHART)

Financials                   25.8%
Industrials                  17.7%
Consumer Discretionary       12.4%
Utilities                    10.1%
Health Care                   8.7%
Information Technology        5.5%
Telecommunication Services    5.4%
Energy                        5.0%
Materials                     4.5%
Consumer Staples              3.3%
Short-Term Investment         1.6%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

  Number
 of Shares                                                            Value
----------                                                       ---------------
             COMMON STOCK++ - 96.51%
             AEROSPACE & DEFENSE - 2.08%
     3,925   AAR Corp.*                                          $        62,761
                                                                 ---------------
             AUTO COMPONENTS - 1.11%
     4,535   Modine Manufacturing Co.                                     33,559
                                                                 ---------------
             BANKS - 12.10%
     2,690   Associated Banc Corp.                                        59,342
     1,781   Chemical Financial Corp.                                     46,787
     2,995   Columbia Banking
             System, Inc.                                                 47,680
     2,030   First Midwest Bancorp, Inc.                                  45,086
     6,275   Provident Bankshares Corp.                                   66,954
     3,280   Susquehanna Bancshares, Inc.                                 50,807
     2,525   Whitney Holding Corp.                                        47,975
                                                                 ---------------
                                                                         364,631
                                                                 ---------------
             BASIC - CHEMICAL - 1.38%
     5,050   LSB Industries, Inc*                                         41,511
                                                                 ---------------
             BASIC - PAPER - 1.21%
    13,035   Mercer International, Inc.*                                  36,498
                                                                 ---------------
             BUSINESS SERVICES - 3.25%
     4,340   First Advantage Corp.,
             Class A*                                                     47,436
     5,440   Steelcase, Inc., Class A                                     50,592
                                                                 ---------------
                                                                          98,028
                                                                 ---------------
             CONSUMER STAPLES - 3.19%
     2,060   Corn Products
             International, Inc.                                          50,099
     1,170   Nash Finch Co.                                               46,133
                                                                 ---------------
                                                                          96,232
                                                                 ---------------

  Number
 of Shares                                                            Value
----------                                                       ---------------
             CONTAINERS & PACKAGING - 1.83%
     2,820   AEP Industries, Inc.*                               $        55,187
                                                                 ---------------
             DIVERSIFIED MANUFACTURING - 4.72%
     1,920   Gardner Denver, Inc.*                                        49,191
     1,680   LB Foster Co., Class A*                                      46,200
     1,440   Regal-Beloit Corp.                                           46,886
                                                                 ---------------
                                                                         142,277
                                                                 ---------------
             ELECTRONIC EQUIPMENT &
             INSTRUMENTS - 0.96%
    14,960   GSI Group, Inc.*                                             28,873
                                                                 ---------------
             ENERGY - 4.95%
     4,535   Callon Petroleum Co.*                                        46,801
       800   SEACOR Holdings, Inc.*                                       53,736
     1,515   Swift Energy Co.*                                            48,601
                                                                 ---------------
                                                                         149,138
                                                                 ---------------
             FINANCIAL - 1.03%
     7,485   CIT Group, Inc.                                              30,988
                                                                 ---------------
             HEALTH CARE - 1.68%
     5,875   Biovail Corp.                                                50,525
                                                                 ---------------
             INDUSTRIAL DISTRIBUTION - 1.47%
     2,230   WESCO International, Inc.*                                   44,332
                                                                 ---------------
             INSURANCE - 5.75%
     4,695   Horace Mann Educators Corp.                                  37,372
     5,270   Old Republic
             International Corp.                                          48,537
     4,300   Presidential Life Corp.                                      40,334
     1,980   Selective Insurance Group                                    47,025
                                                                 ---------------
                                                                         173,268
                                                                 ---------------
             LEASING & RENTAL - 0.94%
     2,758   United Rentals, Inc.*                                        28,270
                                                                 ---------------
             MACHINERY - 1.17%
     2,425   Albany International Corp.,
             Class A                                                      35,308
                                                                 ---------------
             MEDICAL PRODUCTS & SERVICES - 6.82%
     2,005   Air Methods Corp.*                                           33,644
     3,665   AMN Healthcare
             Services, Inc.*                                              32,948
     1,780   Conmed Corp.*                                                46,636
     2,010   LifePoint Hospitals, Inc.*                                   48,180
     2,850   Res-Care, Inc.*                                              43,919
                                                                 ---------------
                                                                         205,327
                                                                 ---------------


                         OPTIQUE FUNDS ANNUAL REPORT 15

SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

SMALL CAP VALUE FUND (CONCLUDED)

  Number
 of Shares                                                            Value
----------                                                       ---------------
             MISCELLANEOUS CONSUMER SERVICES - 4.45%
     6,110   Blyth, Inc.                                         $        52,546
     1,910   CSS Industries, Inc.                                         42,402
     3,145   Regis Corp.                                                  38,904
                                                                 ---------------
                                                                         133,852
                                                                 ---------------
             PRINTING & PUBLISHING - 5.17%
     2,890   Consolidated Graphics, Inc.*                                 37,599
     3,955   Ennis, Inc.                                                  46,550
    13,745   Journal Communications, Inc.,
             Class A                                                      34,363
     2,005   Scholastic Corp.                                             37,233
                                                                 ---------------
                                                                         155,745
                                                                 ---------------
             PROFESSIONAL SERVICES - 1.08%
     4,245   Convergys Corp.*                                             32,644
                                                                 ---------------
             RAILROADS - 0.93%
     3,380   Greenbrier, Inc.                                             27,885
                                                                 ---------------
             REAL ESTATE INVESTMENT TRUSTS - 6.42%
     2,485   First Industrial Realty
             Trust, Inc.                                                  25,695
     1,680   Healthcare Realty Trust, Inc.                                42,924
     1,890   Parkway Properties, Inc.                                     32,602
     9,000   Strategic Hotels & Resorts, Inc.                             44,550
     2,915   Urstadt Biddle Properties, Inc.,
             Class A                                                      47,748
                                                                 ---------------
                                                                         193,519
                                                                 ---------------
             RETAIL - 4.25%
     2,090   Barnes & Noble, Inc.                                         39,459
     4,305   Brown Shoe Co., Inc.                                         45,375
     4,410   California Pizza Kitchen, Inc.*                              43,086
                                                                 ---------------
                                                                         127,920
                                                                 ---------------
             SEMI-CONDUCTOR - 1.78%
     8,035   Exar Corp.*                                                  53,674
                                                                 ---------------
             TECHNOLOGY - 1.62%
     7,340   Ixia*                                                        48,884
                                                                 ---------------
             TELEPHONES & TELECOMMUNICATIONS - 5.27%
     5,452   Digi International, Inc.*                                    55,828
     2,460   EMS Technologies, Inc.*                                      51,414
     5,870   Sierra Wireless, Inc.*                                       51,363
                                                                 ---------------
                                                                         158,605
                                                                 ---------------

  Number
 of Shares                                                            Value
----------                                                       ---------------
             UTILITIES - 9.90%
     1,270   Allete, Inc.                                        $        44,450
     2,710   Avista Corp.                                                 53,820
     1,285   MGE Energy, Inc.                                             45,784
     2,365   Portland General Electric Co.                                48,530
     1,905   Southwest Gas Corp.                                          49,759
     1,735   WGL Holdings, Inc.                                           55,850
                                                                 ---------------
                                                                         298,193
                                                                 ---------------
             TOTAL COMMON STOCK
             (Cost $4,644,178)                                         2,907,634
                                                                 ---------------
             SHORT-TERM INVESTMENTS - 1.57%
    15,020   SSGA Money Market Fund,
             1.870%**                                                     15,020
    32,196   SSGA U.S. Government
             Money Market Fund, 0.800%**                                  32,196
                                                                 ---------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $47,216)                                               47,216
                                                                 ---------------
             TOTAL INVESTMENTS - 98.08%
             (Cost $4,691,394)                                   $     2,954,850
                                                                 ===============

PERCENTAGES ARE BASED ON NET ASSETS OF $3,012,541.

++ NARROW INDUSTRIES ARE UTILIZED FOR COMPLIANCE PURPOSES, WHEREAS BROAD SECTORS ARE UTILIZED FOR REPORTING.

*    NON-INCOME PRODUCING SECURITY.

**   THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31, 2008.

SSGA - STATE STREET GLOBAL ADVISORS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                         16 OPTIQUE FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

INTERNATIONAL VALUE FUND

SECTOR WEIGHTINGS (UNAUDITED)+:

                                   (BAR CHART)

Financials                   20.7%
Industrials                  14.3%
Energy                       10.5%
Health Care                   9.2%
Consumer Staples              8.9%
Utilities                     8.6%
Materials                     7.7%
Consumer Discretionary        6.3%
Information Technology        5.4%
Telecommunication Services    5.4%
Short-Term Investment         3.0%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

  Number
 of Shares                                                            Value
----------                                                       ---------------
             FOREIGN STOCK - 95.11%
             AUSTRALIA - 6.12%
    26,000   AGL Energy Ltd.                                     $       239,634
    54,000   Amcor Ltd.                                                  206,633
    17,000   Australia & New Zealand
             Banking Group Ltd.                                          194,705
    60,000   Foster's Group Ltd.                                         226,425
   157,000   Macquarie
             Infrastructure Group                                        203,018
    14,700   National Australia Bank Ltd.                                232,662
    18,500   Santos Ltd.                                                 164,650
                                                                 ---------------
                                                                       1,467,727
                                                                 ---------------
             AUSTRIA - 2.41%
     4,000   Mayr-Melnhof Karton AG                                      246,002
     5,400   OMV AG                                                      171,119
    13,200   Telekom Austria                                             160,688
                                                                 ---------------
                                                                         577,809
                                                                 ---------------
             CANADA - 4.94%
     8,900   Husky Energy, Inc.                                          264,983
     6,300   Magna International Inc.,
             Class A                                                     209,542
     8,200   Petro-Canada                                                203,272
     5,900   Royal Bank of Canada                                        227,295
     6,000   Toronto-Dominion Bank                                       280,890
                                                                 ---------------
                                                                       1,185,982
                                                                 ---------------
             DENMARK - 0.67%
    10,900   Danske Bank A/S                                             159,619
                                                                 ---------------
             FINLAND - 3.03%
    13,000   Ahlstrom Oyj                                                131,877
    11,000   Cargotec Corp., B Shares                                    151,203
    14,500   Nokia                                                       223,951
    24,000   Stora Enso, Class R                                         220,946
                                                                 ---------------
                                                                         727,977
                                                                 ---------------

  Number
 of Shares                                                            Value
----------                                                       ---------------

             FRANCE - 8.85%
     3,600   BNP Paribas                                         $       255,640
     6,000   Carrefour SA                                                250,466
     5,200   Cie de Saint-Gobain                                         197,981
     3,000   Nexans                                                      168,981
     4,700   Sanofi-Aventis                                              294,595
     3,100   Schneider Electric                                          183,576
     5,400   Societe BIC SA                                              282,527
     3,200   Societe Generale                                            171,137
     5,848   Total SA                                                    317,498
    10,800   Total SA STRIPS*                                                137
                                                                 ---------------
                                                                       2,122,538
                                                                 ---------------
             GERMANY - 7.53%
     1,900   Allianz SE                                                  139,788
     5,600   BASF AG                                                     185,126
     8,400   Celesio AG                                                  246,905
     4,000   Deutsche Bank AG                                            149,326
    15,500   Deutsche Telekom AG                                         227,603
     4,200   E.ON                                                        157,964
     4,500   Fresenius Medical Care AG                                   201,202
     8,500   Lanxess AG                                                  128,587
     3,000   Salzgitter                                                  194,621
     3,000   Siemens AG                                                  176,741
                                                                 ---------------
                                                                       1,807,863
                                                                 ---------------
             HONG KONG - 6.86%
    68,000   Cheung Kong
             Infrastructure Holdings Ltd.                                246,102
    25,000   China Mobile
             Hong Kong Ltd.                                              218,697
   470,000   China Petroleum &
             Chemical Corp., Class H                                     305,027
    36,400   CLP Holdings Ltd.                                           244,218
    58,000   Hang Lung Group Ltd.                                        181,099
    35,500   Swire Pacific Ltd., Class A                                 245,050
   105,000   Yue Yuen Industrial Holdings                                205,924
                                                                 ---------------
                                                                       1,646,117
                                                                 ---------------
             JAPAN - 23.98%
    17,000   Aderans Co. Ltd.                                            163,345
    30,000   Asahi Glass Co. Ltd.                                        184,850
     7,500   Canon, Inc.                                                 254,703
        45   East Japan Railway Co.                                      317,082
     9,000   FUJIFILM Holdings Corp.                                     196,289
    48,000   Fujitsu Ltd.                                                183,996
    10,000   Honda Motor Co. Ltd.                                        244,026
    51,000   Kubota Corp.                                                249,426
     3,700   Kyocera Corp.                                               212,181


                         OPTIQUE FUNDS ANNUAL REPORT 17

SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

  Number
 of Shares                                                            Value
----------                                                       ---------------
             JAPAN (CONTINUED)
    13,500   Kyushu Electric
             Power Co., Inc.                                     $       308,160
    12,000   Mitsubishi Corp.                                            195,587
    37,000   Mitsubishi UFJ Financial
             Group, Inc.                                                 224,972
    18,000   Namco Bandai
             Holdings, Inc.                                              182,654
        55   Nippon Telegraph &
             Telephone Corp.                                             219,217
    24,000   Nomura Holdings, Inc.                                       220,112
    34,000   Sompo Japan Insurance, Inc.                                 230,239
     8,500   Sony Corp.                                                  191,866
    66,000   Sumitomo Chemical Co. Ltd.                                  196,624
     6,500   Takeda
             Pharmaceutical Co. Ltd.                                     319,217
    24,000   Tanabe Seiyaku Co. Ltd.                                     249,151
    13,400   Tokyo Electric Power Co., Inc.                              377,407
    13,000   Toyo Suisan Kaisha Ltd.                                     332,435
     7,500   Toyota Motor Corp.                                          284,443
     9,000   Tsuruha Holdings, Inc.                                      216,878
                                                                 ---------------
                                                                       5,754,860
                                                                 ---------------
             MEXICO - 0.52%
   167,120   Cemex SAB de CV                                             125,584
                                                                 ---------------
             NETHERLANDS - 4.79%
    29,880   Aegon NV                                                    120,223
     6,250   Heineken Holding NV                                         187,831
    10,050   ING Groep NV                                                 92,202
    10,000   Koninklijke Philips
             Electronics NV, NY Shares                                   185,000
    14,400   Royal Dutch Shell PLC,
             A Shares                                                    394,781
     8,200   TNT NV                                                      169,488
                                                                 ---------------
                                                                       1,149,525
                                                                 ---------------
             NORWAY - 0.83%
    35,000   DnB NOR                                                     200,157
                                                                 ---------------
             SINGAPORE - 1.65%
    25,000   DBS Group Holdings Ltd.                                     185,660
   113,750   Fraser and Neave Ltd.                                       209,271
                                                                 ---------------
                                                                         394,931
                                                                 ---------------
             SPAIN - 1.60%
     4,500   Fomento de Construcciones y
             Contratas                                                   176,894
    11,000   Repsol YPF SA                                               206,997
                                                                 ---------------
                                                                         383,891
                                                                 ---------------

  Number
 of Shares                                                            Value
----------                                                       ---------------
             SWEDEN - 3.11%
    17,000   Skandinaviska Enskilda
             Banken AB, Class A                                  $       161,942
    24,000   SKF AB, Class B                                             214,768
    29,000   Telefonaktiebolaget LM
             Ericsson ADR                                                205,030
    32,000   Volvo, Class B                                              163,399
                                                                 ---------------
                                                                         745,139
                                                                 ---------------
             SWITZERLAND - 3.75%
     7,500   Nestle SA                                                   288,943
     4,000   Novartis AG                                                 203,960
    26,000   STMicroelectronics                                          210,839
     4,800   Swiss Reinsurance                                           196,266
                                                                 ---------------
                                                                         900,008
                                                                 ---------------
             TAIWAN - 0.95%
    13,805   Chunghwa Telecom Co. Ltd.                                   227,228
                                                                 ---------------
             UNITED KINGDOM - 13.52%
     5,400   AstraZeneca PLC                                             229,468
    51,800   Barclays PLC                                                149,731
    38,000   BP PLC                                                      311,443
    13,000   Diageo PLC                                                  199,755
    14,374   GlaxoSmithKline PLC                                         278,000
    34,000   Hikma Pharmaceuticals PLC                                   177,166
    20,000   HSBC Holdings PLC                                           246,239
   190,120   Legal & General Group PLC                                   219,023
    20,000   National Grid PLC                                           227,335
    21,000   Provident Financial PLC                                     270,088
    37,000   Prudential PLC                                              188,315
    11,650   Unilever PLC                                                262,775
    22,409   United Utilities Group PLC                                  253,269
   120,000   Vodafone Group PLC                                          230,922
                                                                 ---------------
                                                                       3,243,529
                                                                 ---------------
             TOTAL FOREIGN STOCK
             (Cost $28,408,171)                                       22,820,484
                                                                 ---------------
             FOREIGN PREFERRED STOCK - 1.57%
             BRAZIL - 1.57%
    18,800   Cia Vale do Rio Doce,
             Class A, 2.832%                                             218,350
    14,800   Petroleo Brasileiro SA,
             1.069%                                                      159,649
                                                                 ---------------
                                                                         377,999
                                                                 ---------------
             TOTAL FOREIGN PREFERRED STOCK
             (Cost $73,537)                                              377,999
                                                                 ---------------


                         18 OPTIQUE FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

INTERNATIONAL VALUE FUND (CONCLUDED)

  Number
 of Shares                                                            Value
----------                                                       ---------------

             RIGHTS - 0.00%
             BELGIUM - 0.00%
    18,500   Fortis, Expires 07/01/14*                           $            --
                                                                 ---------------
             TOTAL RIGHTS
             (Cost $0)                                                        --
                                                                 ---------------
             SHORT-TERM INVESTMENT - 2.99%
   717,541   SSGA Money Market Fund,
             1.870%**                                                    717,541
                                                                 ---------------
             TOTAL SHORT-TERM INVESTMENT
             (Cost $717,541)                                             717,541
                                                                 ---------------
             TOTAL INVESTMENTS - 99.67%
             (Cost $29,199,249)                                  $    23,916,024
                                                                 ===============

PERCENTAGES ARE BASED ON NET ASSETS OF $23,994,839.

*    NON-INCOME PRODUCING SECURITY.

**   THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31, 2008.

ADR - AMERICAN DEPOSITARY RECEIPT

LTD. - LIMITED

NY - NEW YORK

PLC - PUBLIC LIMITED COMPANY

SSGA - STATE STREET GLOBAL ADVISORS

STRIPS - SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITY

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                         OPTIQUE FUNDS ANNUAL REPORT 19

SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

INTERMEDIATE FIXED INCOME FUND

SECTOR WEIGHTINGS (UNAUDITED)+:

                                  (BAR CHART)

U.S. Treasury Obligation             28.1%
U.S. Government Agency Obligations   25.6%
Financials                           16.3%
Consumer Staples                     10.1%
Industrials                           6.6%
Telecommunication Services            6.3%
Information Technology                3.4%
Short-Term Investments                1.9%
Energy                                1.7%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

 Principal
  Amount                                                              Value
----------                                                       ---------------
             CORPORATE BONDS - 43.81%
             BANKS - 12.66%
$1,000,000   Bear Stearns & Co., Inc.
             Global Notes, (JPMorgan Chase)
             5.700%, 11/15/14                                    $       883,221
   500,000   Countrywide Financial Corp.
             Sub Notes (Bank of
             America Corp.),
             6.250%, 05/15/16                                            441,910
 1,000,000   Citigroup Inc. Global Notes,
             5.300%, 10/17/12                                            914,346
 1,000,000   HSBC Finance Corp.
             Global Notes,
             5.500%, 01/19/16                                            824,755
   750,000   US Bank NA, Sub Bank Notes
             4.950%, 10/30/14                                            709,486
                                                                 ---------------
                                                                       3,773,718
                                                                 ---------------
             CONSUMER STAPLES - 6.69%
 1,000,000   Kellogg Co. Global Notes,
             6.600%, 04/01/11                                          1,007,807
   500,000   Kroger Co. Global Notes,
             6.750%, 04/15/12                                            487,373
   500,000   Wal-Mart Stores, Inc
             Global Notes,
             4.125%, 02/15/11                                            501,098
                                                                 ---------------
                                                                       1,996,278
                                                                 ---------------
             ENERGY - 1.68%
   500,000   Halliburton Co. Global Notes,
             5.500%, 10/15/10                                            502,256
                                                                 ---------------

 Principal
  Amount                                                              Value
----------                                                       ---------------
             FINANCIAL - 3.40%
$1,000,000   Berkshire Hathaway Finance
             Corp. Global Notes,
             4.200%, 12/15/10                                    $     1,012,417
 1,000,000   Lehman Brothers Holdings
             Inc. MTN, (A)(B)*
             6.750%, 12/28/17                                              1,250
                                                                 ---------------
                                                                       1,013,667
                                                                 ---------------
             FOOD - 3.28%
 1,000,000   ConAgra Foods, Inc. Sr. Notes,
             6.750%, 09/15/11                                            976,868
                                                                 ---------------
             INDUSTRIAL - 6.54%
 1,000,000   General Electric Capital Corp.
             Global MTN, Series A,
             6.000%, 06/15/12                                            956,048
 1,000,000   John Deere Capital Corp.
             Global Notes,
             7.000%, 03/15/12                                            994,119
                                                                 ---------------
                                                                       1,950,167
                                                                 ---------------
             TECHNOLOGY - 3.32%
   500,000   Cisco Systems, Inc
             Global Notes,
             5.250%, 02/22/11                                            500,424
   500,000   International Business
             Machines, International
             Group Capital LLC
             Global Notes,
             5.050%, 10/22/12                                            488,031
                                                                 ---------------
                                                                         988,455
                                                                 ---------------
             TELEPHONES & TELECOMMUNICATIONS - 6.24%
1,000,000    AT&T Broadband Global
             Notes (Comcast Corp.),
             8.375%, 03/15/13                                            970,091
1,000,000    CBS Corp. Global Notes,
             6.625%, 05/15/11                                            890,110
                                                                 ---------------
                                                                       1,860,201
                                                                 ---------------
             TOTAL CORPORATE BONDS
             (Cost $14,857,424)                                       13,061,610
                                                                 ---------------


                         20 OPTIQUE FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS OCTOBER 31, 2008

INTERMEDIATE FIXED INCOME FUND (CONCLUDED)

 Principal
  Amount                                                              Value
----------                                                       ---------------
             U.S. GOVERNMENT AGENCY
             OBLIGATIONS -- 25.31%
$2,600,000   Fannie Mae
             Benchmark Notes,
             6.625%, 11/15/10                                    $     2,781,368
 1,920,000   Fannie Mae
             Benchmark Notes,
             5.375%, 11/15/11                                          2,023,709
 2,750,000   Freddie Mac Global
             Reference Notes,
             4.750%, 11/17/15                                          2,742,025
                                                                 ---------------
             TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS
             (Cost $7,566,605)                                         7,547,102
                                                                 ---------------
             U.S. TREASURY OBLIGATIONS -- 27.69%
 1,987,229   United States Treasury
             Inflation Protected
             Securities -- Notes, Original
             Par Value of $8.000 MM with
             a Ratio of 1.044330,
             1.625%, 01/15/18                                          1,723,144
 1,218,660   United States Treasury
             Inflation Protected
             Securities -- Notes, Original
             Par Value of $3.77MM with
             a Ratio of 1.216810
             3.000%, 07/15/12                                          1,188,479
 3,125,000   United States Treasury Note,
             2.625%, 05/31/10                                          3,181,641
 1,785,000   United States Treasury Note,
             7.500%, 11/15/16                                          2,164,312
                                                                 ---------------
             TOTAL U.S. TREASURY OBLIGATIONS
             (Cost $8,525,664)                                         8,257,576
                                                                 ---------------
             SHORT-TERM INVESTMENTS -- 1.87%
   519,371   SSGA Money Market Fund,
             1.870%**                                                    519,371
    38,292   SSGA U.S. Government
             Money Market Fund,
             0.800%**                                                     38,292
                                                                 ---------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $557,663)                                             557,663
                                                                 ---------------
             TOTAL INVESTMENTS -- 98.68%
             (Cost $31,507,356)                                  $    29,423,951
                                                                 ===============

PERCENTAGES ARE BASED ON NET ASSETS OF $29,818,741.

*    NON-INCOME PRODUCING SECURITY.

**   THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31, 2008.

(A)  SECURITY IS IN DEFAULT OF INTEREST PAYMENTS.

(B) SECURITY IS CONSIDERED ILLIQUID. THE TOTAL VALUE OF SUCH SECURITY AS OF OCTOBER 31, 2008 WAS $1,250, AND REPRESENTED 0.00% OF NET ASSETS.

LLC -- LIMITED LIABILITY COMPANY
MM -- MILLION
MTN -- MEDIUM TERM NOTE
NA -- NATIONAL ASSOCIATION
SR -- SENIOR
SSGA -- STATE STREET GLOBAL ADVISORS
SUB -- SUBORDINATED

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                         OPTIQUE FUNDS ANNUAL REPORT 21

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008

                                                                                                  INTERMEDIATE
                                                       LARGE CAP     SMALL CAP    INTERNATIONAL   FIXED INCOME
                                                      VALUE FUND     VALUE FUND     VALUE FUND        FUND
                                                     ------------   -----------   -------------   ------------
Investments at cost                                  $ 60,303,611   $ 4,691,394    $29,199,249     $31,507,356
Foreign currency at cost                                       --            --         13,393              --
                                                     ============   ===========    ===========     ===========
ASSETS:
Investments at market value                          $ 40,133,845   $ 2,954,850    $23,916,024     $29,423,951
Foreign currency at value                                      --            --         13,364              --
Receivable for investment securities sold                 586,385        62,301             --              --
Dividends and interest receivable                          99,328         4,126        107,211         479,883
Receivable for capital shares sold                         27,916           593         20,736           1,463
Receivable due from Investment Advisor                         --        22,210             --              --
Reclaim receivable                                             --            --         37,292              --
Prepaid expenses                                           18,610        18,609         18,609          18,614
                                                     ------------   -----------    -----------     -----------
   TOTAL ASSETS                                        40,866,084     3,062,689     24,113,236      29,923,911
                                                     ------------   -----------    -----------     -----------
LIABILITIES:
Payable for capital shares redeemed                       229,073            --         21,627           1,582
Income distribution payable                                    --            --             --          26,407
Investment advisory fees payable                           27,048            --         21,269          19,018
Administrative fees payable                                11,160           838          7,313           8,217
Distribution fees payable                                  10,857         6,232         10,959           3,350
Transfer agent fees payable                                 8,068         8,237          8,504           6,885
Trustees' fees payable                                      6,170         6,170          6,170           6,170
Custody fees payable                                        2,527         1,502          9,966           1,422
Other accrued expenses                                     32,547        27,169         32,589          32,119
                                                     ------------   -----------    -----------     -----------
   TOTAL LIABILITIES                                      327,450        50,148        118,397         105,170
                                                     ------------   -----------    -----------     -----------
   NET ASSETS                                        $ 40,538,634   $ 3,012,541    $23,994,839     $29,818,741
                                                     ============   ===========    ===========     ===========
NET ASSETS CONSIST OF:
Paid-in Capital                                        69,969,900    12,312,227     27,769,542      32,171,062
Undistributed net investment income                        71,922            --      1,505,331             144
Accumulated net realized loss on investments           (9,333,422)   (7,563,142)            (1)       (269,060)
Net unrealized appreciation (depreciation) on
   investments and foreign currency transactions      (20,169,766)   (1,736,544)    (5,283,225)     (2,083,405)
Net unrealized appreciation on foreign currencies
   and translation of other assets and liabilities
   denominated in foreign currencies                           --            --          3,192              --
                                                     ------------   -----------    -----------     -----------
NET ASSETS                                           $ 40,538,634   $ 3,012,541    $23,994,839     $29,818,741
                                                     ============   ===========    ===========     ===========
Net Assets                                           $ 40,538,634   $ 3,012,541    $23,994,839     $29,818,741
Total shares outstanding at end of year                 6,882,729       611,811      3,010,170       3,225,320
Net asset value, per share
   (net assets / shares outstanding)                 $       5.89   $      4.92    $      7.97     $      9.25
                                                     ============   ===========    ===========     ===========

AMOUNTS DESIGNATED AS "--" ARE $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                         22 OPTIQUE FUNDS ANNUAL REPORT

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008

                                                                                                  INTERMEDIATE
                                                       LARGE CAP     SMALL CAP    INTERNATIONAL   FIXED INCOME
                                                      VALUE FUND     VALUE FUND     VALUE FUND        FUND
                                                     ------------   -----------   -------------   ------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of
   $0, $1,006, $188,893, and $0, respectively)       $  2,967,882   $   162,892   $  2,380,021     $    15,933
Interest Income                                                --            --             --       2,214,508
                                                     ------------   -----------   ------------     -----------
   TOTAL INVESTMENT INCOME                              2,967,882       162,892      2,380,021       2,230,441
                                                     ------------   -----------   ------------     -----------
EXPENSES:
Investment advisory fees                                  697,006        90,285        586,437         208,006
Administration fees                                       139,420        15,692         95,942          69,310
Distribution fees                                          83,207        29,977        101,590          17,613
Transfer agent fees and expense                            30,539        31,379         32,180          25,428
Directors' fees and expenses                               23,475        23,475         23,475          23,475
Legal fees                                                 20,428        20,428         20,428          20,428
Audit fees                                                 17,990        17,990         17,990          17,990
Federal and state registration fees                        17,337        17,337         17,337          17,336
Custody fees                                               17,251        13,723         74,838           9,778
Printing fees                                              11,915        11,876         11,876          11,876
Miscellaneous fees (See Note 9)                            29,367        21,111         33,890          26,991
                                                     ------------   -----------   ------------     -----------
   TOTAL EXPENSES                                       1,087,935       293,273      1,015,983         448,231
Less:
   Waiver of investment advisory fees and/or
      expenses reimbursed from investment advisor              --      (112,566)            --         (55,232)
                                                     ------------   -----------   ------------     -----------
   TOTAL NET EXPENSES                                   1,087,935       180,707      1,015,983         392,999
                                                     ------------   -----------   ------------     -----------
NET INVESTMENT INCOME (LOSS)                            1,879,947       (17,815)     1,364,038       1,837,442
                                                     ------------   -----------   ------------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments                (9,308,024)   (7,469,322)     6,728,320         611,146
Net realized loss on foreign currency transactions             --            --        (88,959)             --
Net change in unrealized appreciation
   (depreciation) on investments                      (36,036,864)    2,291,934    (40,353,214)     (2,573,673)
Net change in unrealized depreciation on foreign
   currencies and translation of other assets and
   liabilities denominated in foreign currencies               --            --         (2,148)             --
                                                     ------------   -----------   ------------     -----------
Net loss on investments and foreign currency
   transactions                                       (45,344,888)   (5,177,388)   (33,716,001)     (1,962,527)
                                                     ------------   -----------   ------------     -----------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                        $(43,464,941)  $(5,195,203)  $(32,351,963)    $  (125,085)
                                                     ============   ===========   ============     ===========

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                         OPTIQUE FUNDS ANNUAL REPORT 23

STATEMENTS OF CHANGES IN NET ASSETS

                                                          LARGE CAP                            SMALL CAP
                                                         VALUE FUND                           VALUE FUND
                                             -----------------------------------   -----------------------------------
                                               FISCAL YEAR        FISCAL YEAR         FISCAL YEAR        FISCAL YEAR
                                                  ENDED              ENDED               ENDED              ENDED
                                             OCTOBER 31, 2008   OCTOBER 31, 2007   OCTOBER 31, 2008   OCTOBER 31, 2007
                                             ----------------   ----------------   ----------------   ----------------
OPERATIONS:
Net investment income (loss)                  $   1,879,947       $   2,408,476     $     (17,815)     $     105,924
Net realized gain (loss) on investments          (9,308,024)         13,624,808        (7,469,322)         4,609,781
Net realized loss on foreign currency
   transactions                                          --                  --                --                 --
Net change in unrealized appreciation
   (depreciation) on investments                (36,036,864)         (6,252,217)        2,291,934         (6,236,381)
Net change in unrealized appreciation
   (depreciation) on foreign currency
   exchange contracts, foreign currencies,
   and translation of other assets and
   liabilities denominated in foreign
   currencies                                            --                  --                --                 --
                                              -------------       -------------     -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (43,464,941)          9,781,067        (5,195,203)        (1,520,676)
                                              -------------       -------------     -------------      -------------
DISTRIBUTIONS FROM:
Net investment income                            (2,005,432)         (2,369,879)          (88,158)          (166,661)
Net realized capital gains                      (13,608,957)         (4,627,470)       (4,637,808)        (9,336,806)
Return of capital                                        --                  --           (49,031)              --
                                              -------------       -------------     -------------      -------------
TOTAL DISTRIBUTIONS                             (15,614,389)         (6,997,349)       (4,774,997)        (9,503,467)
                                              -------------       -------------     -------------      -------------
CAPITAL STOCK TRANSACTIONS(1):
Shares sold                                      11,635,051          29,267,598         1,439,064          4,956,500
Proceeds from reinvestment of
   distributions                                 11,090,578           5,703,929         3,949,978          8,676,367
Redemption fees(2)                                      826               1,986               342                 --
Shares redeemed                                 (75,678,129)        (24,986,368)      (23,415,011)       (13,464,005)
                                              -------------       -------------     -------------      -------------
NET INCREASE (DECREASE) FROM SHARE
   TRANSACTIONS                                 (52,951,674)          9,987,145       (18,025,627)           168,862
                                              -------------       -------------     -------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (112,031,004)         12,770,863       (27,995,827)       (10,855,281)
                                              -------------       -------------     -------------      -------------
NET ASSETS:
Beginning of year                               152,569,638         139,798,775        31,008,368         41,863,649
                                              -------------       -------------     -------------      -------------
End of year                                   $  40,538,634       $ 152,569,638     $   3,012,541      $  31,008,368
                                              =============       =============     =============      =============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF YEAR               $      71,922       $     174,278     $        --        $      88,874
                                              =============       =============     =============      =============

(1)  SEE NOTE 3 IN THE NOTES TO THE FINANCIAL STATEMENTS.

(2)  SEE NOTE 6 IN THE NOTES TO THE FINANCIAL STATEMENTS.

AMOUNTS DESIGNATED AS "--" ARE $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                         24 OPTIQUE FUNDS ANNUAL REPORT

           INTERNATIONAL                         INTERMEDIATE
             VALUE FUND                       FIXED INCOME FUND
-----------------------------------   -----------------------------------
  FISCAL YEAR         FISCAL YEAR        FISCAL YEAR       FISCAL YEAR
     ENDED               ENDED              ENDED             ENDED
OCTOBER 31, 2008   OCTOBER 31, 2007   OCTOBER 31, 2008   OCTOBER 31, 2007
----------------   ----------------   ----------------   ----------------

 $   1,364,038      $   1,682,926      $   1,837,442      $   2,331,145
     6,728,320         14,600,312            611,146           (294,659)

       (88,959)           (11,349)                --                 --

   (40,353,214)         4,413,999         (2,573,673)           707,688





        (2,148)             3,899                 --                 --
 -------------      -------------      -------------      -------------

   (32,351,963)        20,689,787           (125,085)         2,744,174
 -------------      -------------      -------------      -------------

    (1,622,646)        (1,644,585)        (1,837,260)        (2,331,319)
   (14,600,358)        (8,607,538)                --                 --
            --                 --                 --                 --
 -------------      -------------      -------------      -------------
   (16,223,004)       (10,252,123)        (1,837,260)        (2,331,319)
 -------------      -------------      -------------      -------------

    17,901,393         34,046,289          7,025,934          7,744,492

    11,929,082          8,213,179            991,384          1,288,729
           914                385              1,481                 --
   (68,492,450)       (40,409,643)       (33,809,779)       (11,678,349)
 -------------      -------------      -------------      -------------

   (38,661,061)         1,850,210        (25,790,980)        (2,645,128)
 -------------      -------------      -------------      -------------
   (87,236,028)        12,287,874        (27,753,325)        (2,232,273)
 -------------      -------------      -------------      -------------

   111,230,867         98,942,993         57,572,066         59,804,339
 -------------      -------------      -------------      -------------
 $  23,994,839      $ 111,230,867      $  29,818,741      $  57,572,066
 =============      =============      =============      =============


 $   1,505,331      $   1,593,612      $         144      $         (38)
 =============      =============      =============      =============


                         OPTIQUE FUNDS ANNUAL REPORT 25

FINANCIAL HIGHLIGHTS

                                                                              LARGE CAP
                                                                              VALUE FUND
                                            -----------------------------------------------------------------------------
                                             FISCAL YEAR     FISCAL YEAR     FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                ENDED           ENDED           ENDED           ENDED           ENDED
                                            OCT. 31, 2008   OCT. 31, 2007   OCT. 31, 2006   OCT. 31, 2005   OCT. 31, 2004
                                            -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF YEAR            $ 11.30         $  11.09        $  10.28        $   9.83        $  8.63
                                              -------         --------        --------        --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                            0.17+            0.18            0.16            0.16           0.11
Net realized and unrealized gain (loss)
   on investments                               (4.38)*           0.58*           1.71*           0.89*          1.20*
                                              -------         --------        --------        --------        -------
     TOTAL FROM INVESTMENT OPERATIONS           (4.21)            0.76            1.87            1.05           1.31
                                              -------         --------        --------        --------        -------
LESS DISTRIBUTIONS PAID:
From net investment income                      (0.18)           (0.18)          (0.17)          (0.16)         (0.11)
From net realized capital gains                 (1.02)           (0.37)          (0.89)          (0.44)            --
Return of Capital                                  --               --              --              --             --
                                              -------         --------        --------        --------        -------
     TOTAL DISTRIBUTIONS                        (1.20)           (0.55)          (1.06)          (0.60)         (0.11)
                                              -------         --------        --------        --------        -------
NET ASSET VALUE, END OF YEAR                  $  5.89         $  11.30        $  11.09        $  10.28        $  9.83
                                              =======         ========        ========        ========        =======

TOTAL RETURN(1)                                (41.21)%           6.90%          19.71%          10.80%         15.27%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                $40,539         $152,570        $139,799        $113,366        $94,038
Ratio of expenses to average net assets,
   net of waivers and reimbursements             1.17%            1.02%           1.06%           1.07%          1.17%
Ratio of expenses to average net assets,
   before waivers and reimbursements             1.17%            1.02%           1.06%           1.07%          1.24%
Ratio of net investment income to
   average net assets, net of waivers
   and reimbursements                            2.02%            1.57%           1.61%           1.62%          1.16%
Ratio of net investment income to
   average net assets, before waivers
   and reimbursements                            2.02%            1.57%           1.61%           1.62%          1.09%
Portfolio turnover rate                            41%              37%             46%             54%            38%

+    PER SHARE AMOUNTS FOR THE YEAR ARE BASED ON AVERAGE OUTSTANDING SHARES.

* INCLUDES REDEMPTION FEES RETAINED BY THE FUND. SUCH REDEMPTION FEES REPRESENT LESS THAN $0.01 PER SHARE.

(1) RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) FEE WAIVERS AND/OR REIMBURSEMENTS WERE IN EFFECT. IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                         26 OPTIQUE FUNDS ANNUAL REPORT

                                  SMALL CAP
                                  VALUE FUND
-----------------------------------------------------------------------------
 FISCAL YEAR     FISCAL YEAR     FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
    ENDED           ENDED           ENDED           ENDED           ENDED
OCT. 31, 2008   OCT. 31, 2007   OCT. 31, 2006   OCT. 31, 2005   OCT. 31, 2004
-------------   -------------   -------------   -------------   -------------
  $  9.42        $ 12.79           $ 11.96         $ 13.26        $ 12.61
  -------        -------           -------         -------        -------

    (0.01)+         0.04              0.04            0.04           0.04

    (2.95)*        (0.44)             2.34*           0.93*          1.04*
  -------        -------           -------         -------        -------
    (2.96)         (0.40)             2.38            0.97           1.08
  -------        -------           -------         -------        -------

    (0.03)         (0.04)            (0.04)          (0.04)         (0.04)
    (1.49)         (2.93)            (1.51)          (2.23)         (0.39)
    (0.02)            --                --              --             --
  -------        -------           -------         -------        -------
    (1.54)         (2.97)            (1.55)          (2.27)         (0.43)
  -------        -------           -------         -------        -------
  $  4.92        $  9.42           $ 12.79         $ 11.96        $ 13.26
  =======        =======           =======         =======        =======

   (36.89)%(2)     (4.95)%(2)        22.19%           6.92%          8.76%(2)


  $ 3,013        $31,008           $41,864         $56,118        $70,777

     1.50%          1.50%             1.44%           1.22%          1.22%

     2.44%          1.59%             1.44%           1.22%          1.29%


    (0.15)%         0.27%             0.29%           0.37%          0.29%


    (1.08)%         0.18%             0.29%           0.37%          0.22%
      57%             62%               87%             71%            62%


                         OPTIQUE FUNDS ANNUAL REPORT 27

FINANCIAL HIGHLIGHTS

                                                                            INTERNATIONAL
                                                                             VALUE FUND
                                            -----------------------------------------------------------------------------
                                             FISCAL YEAR     FISCAL YEAR     FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                ENDED           ENDED           ENDED           ENDED           ENDED
                                            OCT. 31, 2008   OCT. 31, 2007   OCT. 31, 2006   OCT. 31, 2005   OCT. 31, 2004
                                            -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF YEAR            $ 18.21         $  16.62         $ 14.12         $ 12.37        $ 10.44
                                              -------         --------         -------         -------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                            0.28+            0.26            0.28            0.20           0.15
Net realized and unrealized gain (loss)
   on investments                               (7.82)*           3.06*           3.04*           1.78*          1.91
                                              -------         --------         -------         -------        -------
   TOTAL FROM INVESTMENT OPERATIONS             (7.54)            3.32            3.32            1.98           2.06
                                              -------         --------         -------         -------        -------
LESS DISTRIBUTIONS PAID:
From net investment income                      (0.25)           (0.26)          (0.23)          (0.18)         (0.13)
From net realized capital gains                 (2.45)           (1.47)          (0.59)          (0.05)            --
                                              -------         --------         -------         -------        -------
   TOTAL DISTRIBUTIONS                          (2.70)           (1.73)          (0.82)          (0.23)         (0.13)
                                              -------         --------         -------         -------        -------
NET ASSET VALUE, END OF YEAR                  $  7.97         $  18.21         $ 16.62         $ 14.12        $ 12.37
                                              =======         ========         =======         =======        =======

TOTAL RETURN(1)                                (48.17)%          21.61%          24.57%          16.11%         19.84%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                $23,995         $111,231         $98,943         $88,618        $69,735
Ratio of expenses to average net assets,
   net of waivers and reimbursements             1.56%            1.38%           1.40%           1.41%          1.57%
Ratio of expenses to average net assets,
   before waivers and reimbursements             1.56%            1.38%           1.40%           1.41%          1.60%
Ratio of net investment income to
   average net assets, net of waivers
   and reimbursements                            2.09%            1.58%           1.79%           1.48%          1.31%
Ratio of net investment income to
   average net assets, before waivers
   and reimbursements                            2.09%            1.58%           1.79%           1.48%          1.28%
Portfolio turnover rate                            13%              21%             21%             16%            19%

+    PER SHARE AMOUNTS FOR THE YEAR ARE BASED ON AVERAGE OUTSTANDING SHARES.

* INCLUDES REDEMPTION FEES RETAINED BY THE FUND. SUCH REDEMPTION FEES REPRESENT LESS THAN $0.01 PER SHARE.

(1) RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) FEE WAIVERS AND/OR REIMBURSEMENTS WERE IN EFFECT. IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        28 OPTIQUE FUNDS ANNUAL REPORT

                                 INTERMEDIATE
                               FIXED INCOME FUND
------------------------------------------------------------------------------
  FISCAL YEAR     FISCAL YEAR     FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
     ENDED           ENDED           ENDED           ENDED           ENDED
 OCT. 31, 2008   OCT. 31, 2007   OCT. 31, 2006   OCT. 31, 2005   OCT. 31, 2004
--------------   -------------   -------------   -------------   -------------
  $  9.91         $  9.84         $  9.80          $ 10.11        $ 10.15
  -------         -------         -------          -------        -------

     0.40+           0.40            0.35             0.34           0.34

    (0.65)*          0.07*           0.04*           (0.31)*        (0.04)
  -------         -------         -------          -------        -------
    (0.25)           0.47            0.39             0.03           0.30
  -------         -------         -------          -------        -------

    (0.41)          (0.40)          (0.35)           (0.34)         (0.34)
       --              --              --               --             --
  -------         -------         -------          -------        -------
    (0.41)          (0.40)          (0.35)           (0.34)         (0.34)
  -------         -------         -------          -------        -------
  $  9.25         $  9.91         $  9.84          $  9.80        $ 10.11
  =======         =======         =======          =======        =======

    (2.77)%(2)       4.84%(2)        4.10%(2)         0.31%          2.98%(2)


  $29,819         $57,572         $59,804          $66,701        $71,354

     0.85%           0.85%           0.85%            0.81%          0.85%

     0.97%           0.93%           0.92%            0.81%          0.89%


     3.98%           4.02%           3.60%            3.41%          3.32%


     3.86%           3.94%           3.53%            3.41%          3.28%
       83%             60%             21%              37%            35%


                        OPTIQUE FUNDS ANNUAL REPORT 29

NOTES TO THE FINANCIAL STATEMENTS OCTOBER 31, 2008

1. ORGANIZATION

Optique Funds, Inc. (the "Company"), was organized on January 27, 1998 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At October 31, 2008, there are four diversified series presently authorized: Optique Large Cap Value Fund ("Large Cap Value Fund"), Optique Small Cap Value Fund ("Small Cap Value Fund"), Optique International Value Fund ("International Value Fund") and Optique Intermediate Fixed Income Fund ("Intermediate Fixed Income Fund"), individually referred to as a "Fund" and collectively as the "Funds."

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America.

A. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B. INVESTMENT VALUATION

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ, which use the official closing price) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Pricing Procedures established by the Funds' Board of Directors (the "Board"). The Funds' Fair Value Pricing Procedures are implemented through a Fair Value Pricing Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Pricing Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Pricing Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Although the Committee members use their best judgment in estimating the fair value of these investments, there are inherent limitations in any estimation technique. Because of the inherent uncertainty of valuation, the Funds' values may differ from the values that the Funds' could realize in a current transaction.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that


                        30 OPTIQUE FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2008

the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the adviser or sub-adviser may request that a Committee Meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such an event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.

C. FOREIGN CURRENCY TRANSLATIONS

The books and records of the International Value Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange on the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the dates of such transactions.

The International Value Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

The International Value Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

D. FOREIGN CURRENCY EXCHANGE CONTRACTS

The International Value Fund is authorized to enter into foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. At October 31, 2008, the International Value Fund had no such contracts outstanding.

E. DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income, if any, are declared and paid quarterly for the Large Cap Value Fund, annually for both the Small Cap Value Fund and International Value Fund, and monthly for the Intermediate Fixed Income Fund. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

F. SECURITIES TRANSACTIONS AND INVESTMENTINCOME

For financial reporting purposes, investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Purchase discounts and premiums on securities held by the Intermediate Fixed Income Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method. Corporate actions for foreign securities are recorded as soon as the information is available to the Funds.

G. EXPENSES

The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory, distribution, and custodian fees. Expenses not attributed directly to a Fund are allocated equally among the Funds or are allocated pro rata across the Funds based on the Funds' daily average net assets.


                       OPTIQUE FUNDS ANNUAL REPORT 31

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2008

3. CAPITAL STOCK

Transactions in shares of capital stock were as follows:

                                                         FOR THE YEAR ENDED OCTOBER 31, 2008
                                             LARGE CAP     SMALL CAP    INTERNATIONAL      INTERMEDIATE
                                            VALUE FUND     VALUE FUND     VALUE FUND    FIXED INCOME FUND
                                           ------------   -----------   -------------   -----------------
Shares sold                                  1,330,637        204,705      1,339,215          698,971
Shares issued to holders in reinvestment
   of dividends                              1,150,045        532,633        801,127           99,056
Shares redeemed                             (9,095,203)    (3,417,090)    (5,237,709)      (3,384,094)
                                            ----------     ----------     ----------       ----------
NET DECREASE                                (6,614,521)    (2,679,752)    (3,097,367)      (2,586,067)
                                            ==========     ==========     ==========       ==========

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. As of October 31, 2008, the Small Cap Value Fund had six shareholders which held the following percentages of shares outstanding, 25%, 16%, 14%, 10%, 8% and 6%, respectively.

                                                         FOR THE YEAR ENDED OCTOBER 31, 2007
                                             LARGE CAP     SMALL CAP    INTERNATIONAL      INTERMEDIATE
                                            VALUE FUND     VALUE FUND     VALUE FUND    FIXED INCOME FUND
                                           ------------   -----------   -------------   -----------------
Shares sold                                  2,569,411        476,687      1,996,272          787,897
Shares issued to holders in reinvestment
   of dividends                                511,850        844,839        515,119          131,119
Shares redeemed                             (2,185,857)    (1,303,422)    (2,355,458)      (1,186,821)
                                            ----------     ----------     ----------       ----------
NET INCREASE (DECREASE)                        895,404         18,104        155,933         (267,805)
                                            ==========     ==========     ==========       ==========

4. PURCHASES, SALES AND MATURITIES OF SECURITIES

Purchases, sales and maturities of investment securities, excluding U.S. government and short-term securities, for the year ended October 31, 2008, were as follows:

                                             LARGE CAP     SMALL CAP    INTERNATIONAL      INTERMEDIATE
                                            VALUE FUND     VALUE FUND     VALUE FUND    FIXED INCOME FUND
                                           ------------   -----------   -------------   -----------------
Cost of Purchases                          $ 37,815,791   $ 6,844,870   $ 8,544,701     $ 8,417,190
Proceeds from Sales and Maturities          101,433,782    28,614,698    57,089,822      16,861,470

Cost of purchases and proceeds from sales and maturities of U.S. government securities for the Intermediate Fixed Income Fund for the fiscal year ended October 31, 2008, were $28,462,266 and $45,843,610, respectively.

5. FEDERAL TAX INFORMATION

Each Fund intends to continue to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds may periodically make reclassifications among certain of their capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.


                         32 OPTIQUE FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2008

Accordingly, at October 31, 2008, the following permanent differences, primarily attributable to Equalization, a PFIC reclassification, Return of Capital reclassifications and the reclassification of long term capital gain distributions on Real Estate Investment Trust securities and certain foreign currency related transactions, have been reclassified to/from the following accounts:

                            UNDISTRIBUTED   ACCUMULATED
                           NET INVESTMENT     REALIZED      PAID-IN
                            INCOME/(LOSS)   GAIN/(LOSS)     CAPITAL
                           --------------   -----------   ----------
Large Cap Value Fund          $ 23,129      $   (23,129)  $       --
Small Cap Value Fund            66,130           (9,217)     (56,913)
International Value Fund       170,327       (6,638,858)   6,468,531

These reclassifications have no effect on net assets or net asset values per share.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

                                         ORDINARY      LONG TERM      RETURN
                                          INCOME     CAPITAL GAIN   OF CAPITAL      TOTAL
                                        ----------   ------------   ----------   -----------
Large Cap Value Fund
                                 2008   $6,491,224    $ 9,123,165     $    --    $15,614,389
                                 2007    4,408,245      2,589,104          --      6,997,349
Small Cap Value Fund
                                 2008    2,639,932      2,086,034      49,031      4,774,997
                                 2007    5,229,238      4,274,229          --      9,503,467
International Value Fund
                                 2008    2,342,910     13,880,094          --     16,223,004
                                 2007    1,860,932      8,391,191          --     10,252,123
Intermediate Fixed Income Fund
                                 2008    1,837,260             --          --      1,837,260
                                 2007    2,331,319             --          --      2,331,319

As of October 31, 2008, the components of Accumulated Losses for tax purposes were as follows:

                                 UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL       UNREALIZED        OTHER          TOTAL
                                    ORDINARY       LONG-TERM         LOSS        APPRECIATION     TEMPORARY     ACCUMULATED
                                     INCOME       CAPITAL GAIN   CARRYFORWARD   (DEPRECIATION)   DIFFERENCES      LOSSES
                                 -------------   -------------   ------------   --------------   -----------   ------------
Large Cap Value Fund               $   71,921        $ --         $(9,014,760)   $(20,488,427)    $     --     $(29,431,266)
Small Cap Value Fund                       --          --          (7,471,875)     (1,827,811)          --       (9,299,686)
International Value Fund            1,618,028          --                  --      (5,392,731)          --       (3,774,703)
Intermediate Fixed Income Fund         63,607          --            (269,061)     (2,083,405)     (63,462)      (2,352,321)

For Federal income tax purposes, the following Funds have capital loss carryforwards which may be carried forward and applied against future capital gains through the indicated expiration dates. At October 31, 2008 the amounts were as follows:

                                 2009     2015        2016         Total
                                 ----   --------   ----------   ----------
Large Cap Value Fund             $ --   $     --   $9,014,760   $9,014,760
Small Cap Value Fund               --         --    7,471,875    7,471,875
Intermediate Fixed Income Fund     --    269,061           --      269,061

For the year ended October 31, 2008, the Intermediate Fixed Income Fund utilized $611,146 of capital loss carryforwards.


                         OPTIQUE FUNDS ANNUAL REPORT 33

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2008

For Federal income tax purposes, the cost of securities owned at October 31, 2008, and the net realized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes, primarily due to recognition of unrealized gain from passive foreign investment companies and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2008, were as follows:

                                                                           NET UNREALIZED
                                   FEDERAL     APPRECIATED   DEPRECIATED    APPRECIATION
                                   TAX COST     SECURITIES   SECURITIES    (DEPRECIATION)
                                 -----------   -----------  ------------   --------------
Large Cap Value Fund             $60,622,272    $1,578,481  $(22,066,908)   $(20,488,427)
Small Cap Value Fund               4,782,661        60,139    (1,887,950)     (1,827,811)
International Value Fund          29,311,947     2,630,512    (8,026,435)     (5,395,923)
Intermediate Fixed Income Fund    31,507,356       227,343    (2,310,748)     (2,083,405)

Management has analyzed the Funds' tax position taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. REDEMPTION FEES

On July 26, 2001, the Board approved the imposition of a 2.00% redemption fee applicable to all shares purchased after September 17, 2001 for the International Value Fund and after October 10, 2001 for the Large Cap Value Fund, Small Cap Value Fund, and Intermediate Fixed Income Fund, and redeemed by shareholders within 30 days of their purchase date. The redemption fee is intended to limit short-term trading in the Funds. Any proceeds of the fee are credited to the assets of the Fund in which the shares were redeemed. For the year ended October 31, 2008, there were $826, $342, $914 and $1,481 of redemption fees retained by the Large Cap Value Fund, Small Cap Value Fund, International Value Fund, and Intermediate Fixed Income Fund, respectively. For the year ended October 31, 2007, there were $1,986, $0, $385 and $0 of redemption fees retained by the Large Cap Value Fund, Small Cap Value Fund, International Value Fund, and Intermediate Fixed Income Fund, respectively.

7. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS

Optique Capital Management, Inc. ("OCM") is the investment adviser of the Funds. OCM manages the Funds' investments and its business operations under the overall supervision of the Board. As compensation for OCM's services, the Funds pay OCM a monthly fee based on each Fund's average daily net assets at the annual rate of 0.75% for the Large Cap Value Fund and the Small Cap Value Fund, 0.90% for the International Value Fund, and 0.45% for the Intermediate Fixed Income Fund.

RNC Genter Capital Management, LLC ("RNC") serves as investment sub-adviser for the Intermediate Fixed Income Fund. For its services to the Fund, RNC is entitled to receive a fee at an annual rate of 0.18% of the Fund's average daily net assets paid by OCM.


                         34 OPTIQUE FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2008

Under the investment advisory agreements, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee, excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.45% of the average daily net assets of the Large Cap Value Fund; 1.50% of the average daily net assets of the Small Cap Value Fund; 1.85% of the average daily net assets of the International Value Fund; and 0.85% of the average daily net assets of the Fixed Income Fund, OCM will reimburse the Funds for the amount of such excess. OCM could terminate this fee waiver at any time, but would not do so prior to October 31, 2009.

State Street Bank and Trust acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid based on the net assets of each Fund, by transaction and by out-of-pocket costs. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

8. ADMINISTRATION, SERVICE AND DISTRIBUTION PLAN

SEI Investments Global Funds Services (the "Administrator") serves as the administrator to the Funds. Effective November 1, 2007, the Funds and the Administrator are parties to an amended Administration Agreement under which the Administrator provides administrative services for an annual fee equal to the higher of the per Trust minimum ($325,000 plus $80,000 per additional portfolio plus $10,000 per additional class), or 0.135% of the first $250 million of the Funds' aggregate net assets; 0.10% of the next $250 million of the Funds' aggregate net assets; and 0.08% of the Funds' aggregate net assets over $500 million. Prior to November 1, 2007, the Funds and the Administrator were parties to an Administration Agreement under which the Administrator provided administrative services for an annual fee equal to the higher of the per Fund minimum ($70,000 for each of the Large Cap Value Fund, Small Cap Value Fund, and Intermediate Fixed Income Fund, and $90,000 for the International Value Fund), or 0.14% of the first $250 million of the Funds' aggregate net assets; 0.10% of the next $250 million of the Funds' aggregate net assets; and 0.08% of the Funds' aggregate net assets over $500 million.

SEI Investments Distribution Co. (the "Distributor") serves as the distributor to the Funds. Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, each Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of each Fund at an annual rate of up to 0.25%.

Citigroup Fund Services, LLC serves as the transfer agent and dividend disbursing agent to the Funds.

9. LINE OF CREDIT

The Funds entered into an agreement which enables them to participate in a $7.5 million unsecured committed revolving line of credit with State Street Bank and Trust Company (the "Bank"). Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Bank's overnight federal funds rate plus 0.50%. In addition, effective July 9, 2008, a commitment fee of 0.11% per annum payable at the end of each calendar quarter, is accrued by each Fund based on its average daily unused portion of the line of credit. Prior to July 9, 2008, the commitment fee was 0.10% on the average daily unused portion of the line of credit. Such fees are included in Miscellaneous fees on the Statement of Operations. For the year ended October 31, 2008, borrowings by the Large Cap Value Fund, Small Cap Value Fund and the International Value Fund under the agreement were as follows:

                       Average                 Weighted       Maximum        Month of
                        Daily    Interest      Average        Amount         Maximum
Fund                   Balance     Paid     Interest Rate    Borrowed    Amount Borrowed
----                  --------   --------   -------------   ----------   ---------------
Large Cap Value       $121,885    $3,524        2.84%       $2,673,321       May 2008
Small Cap Value         60,961     2,343        3.78         2,000,000     January 2008
International Value    104,070     3,564        3.37         3,815,540       May 2008


                         OPTIQUE FUNDS ANNUAL REPORT 35

NOTES TO THE FINANCIAL STATEMENTS (CONCLUDED) OCTOBER 31, 2008

10. TRANSACTIONS WITH AFFILIATES

Certain officers of the Funds are also officers of the Administrator. Such officers are paid no fees by the Funds for serving as officers of the Funds.

11. MARKET RISKS

The International Value Fund invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. In addition, to the extent that the Fund focuses its investments in a particular region, the effects of political and economic events in that region on the value of an investment in the Fund will be magnified. Some countries in which the Fund may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments, or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

12. OTHER

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

13. ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Funds' Management does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the financial statements for a fiscal period.


                         36 OPTIQUE FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS
OPTIQUE FUNDS, INC.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Optique Funds, Inc., comprising of the Optique Large Cap Value Fund, Optique Small Cap Value Fund, Optique International Value Fund, and Optique Intermediate Fixed Income Fund (the "Funds"), as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds comprising Optique Funds, Inc. as of October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


                                   (KPMG LLP)

Philadelphia, Pennsylvania
December 23, 2008


                         OPTIQUE FUNDS ANNUAL REPORT 37

DIRECTORS AND OFFICERS OF THE COMPANY(1) (UNAUDITED)

                                            LENGTH OF     NUMBER OF
                                               TIME     PORTFOLIOS IN
NAME, ADDRESS             POSITION HELD       SERVED     FUND COMPLEX     PRINCIPAL OCCUPATION(S) DURING PAST
& AGE                      WITH FUNDS        (YRS.)*       OVERSEEN       FIVE YEARS AND OTHER DIRECTORSHIPS
--------------------   ------------------   ---------   -------------   --------------------------------------
INDEPENDENT DIRECTORS
JOANNE BRANDES         Director                 10            4         Retired; Senior Vice President/General
9130 Kensington Way                                                     Counsel and Secretary of Johnson/
Franklin, WI 53132                                                      Diversey, Inc. from October 1997-2007;
Age: 55                                                                 Officer of S.C. Johnson & Son, Inc.
                                                                        since 1992. Director of Alternative
                                                                        Resources Corporation and Corporate
                                                                        Family Solutions, Inc.

RICHARD BIBLER         Director                 10            4         Owner of Rudolph Stone Associates, a
1449 E. Goodrich                                                        financial consulting firm, since prior
Lane                                                                    to 1990.
Milwaukee, WI 53217
Age: 76

F. GREGORY CAMPBELL    Director                 10            4         President of Carthage College since
Carthage College                                                        1987 Director of Thrivent Mutual
2001 Alford Drive                                                       Funds.
Kenosha, WI 53140
Age: 69

GERALD KONZ            Director                 10            4         Independent consultant; Vice
3515 Taylor                                                             President, Tax Counsel and Chairman of
Avenue                                                                  the pension and savings plan
Racine, WI 53405                                                        investment committees of S.C. Johnson
Age: 76                                                                 & Son, Inc. from 1982 to 1997.

GEORGE NELSON          Director                 10            4         Vice President of Administration and
WISC-TV                                                                 Finance of Evening Telegram, Inc.
7025 Raymond Road                                                       since 1982.
Madison, WI
53719-5053
Age: 70

ASSISTANT OFFICERS
JAMES NDIAYE(2)        Assistant Vice           4            N/A        Employed by SEI Investments Company
One Freedom            President and                                    since 2004. Vice President, Deutsche
Valley Drive           Assistant                                        Asset Management from 2003-2004.
Oaks, PA 19456         Secretary                                        Associate, Morgan, Lewis & Bockius LLP
Age: 40                                                                 from 2000-2003; Counsel, Assistant
                                                                        Vice President ING Variable Annuities
                                                                        Group from 1999-2000.

MICHAEL T. PANG(2)     Assistant Vice           3            N/A        Employed by SEI Investments Company
One Freedom            President and                                    since 2005. Counsel, Caledonian Bank:
Valley Drive           Assistant                                        Trust's Mutual Funds Group (2004),
Oaks, PA 19456         Secretary                                        Counsel, Permal Asset Management
Age: 36                                                                 (2001-2004). Associate, Schulte, Ruth
                                                                        & Zabel's Investment Management Group
                                                                        (2000-2001).

JOSEPH GALLO(2)        Assistant Vice           2            N/A        Employed by SEI Investments Company
One Freedom            President and                                    since 2007. Associate Counsel, IOMA
Valley Drive           Assistant                                        Retirement Corporation 2004-2007.
Oaks, PA 19456         Secretary                                        Federal Investigator, U.S. Department
Age: 35                                                                 of Labor 2002-2004; U.S. Securities
                                                                        and Exchange Commission-Division of
                                                                        Investment Management, 2003.


                         38 OPTIQUE FUNDS ANNUAL REPORT

DIRECTORS AND OFFICERS OF THE COMPANY(1) (UNAUDITED)

                                            LENGTH OF     NUMBER OF
                                               TIME     PORTFOLIOS IN
NAME, ADDRESS             POSITION HELD       SERVED     FUND COMPLEX     PRINCIPAL OCCUPATION(S) DURING PAST
& AGE                      WITH FUNDS        (YRS.)*       OVERSEEN       FIVE YEARS AND OTHER DIRECTORSHIPS
--------------------   ------------------   ---------   -------------   --------------------------------------
INTERESTED DIRECTORS AND OFFICERS
WENDELL PERKINS        Chief Investment         10            4         Chief Investment Officer of Optique
Optique Capital        Officer                                          Capital Management, Inc. Previously,
Management, Inc.                                                        Director and Senior Vice President of
222 East Erie Street                                                    Johnson Asset Management Inc.
Suite 500                                                               since 1994.
Milwaukee, WI 53202
Age: 45

COLETTE WALLNER        President,               7            N/A        Director and President of Optique
Optique Capital        Chief Compliance                                 Capital Management, Inc. Previously,
Management, Inc.       Officer and                                      President of Johnson Asset Management,
222 East Erie Street   Anti-Money                                       Inc. since 2001.
Suite 500              Laundering Officer
Milwaukee, WI 53202
Age: 51

STEVEN KLITZING        Chief Financial          1+           N/A        CFO of Optique Capital Management,
Optique Capital        Officer                                          Inc. since December 2007; Executive
Management, Inc.                                                        VP, CFO and Treasurer of CIB Marine
222 East Erie Street                                                    Bancorp from 1987-2007.
Suite 500
Milwaukee, WI 53202
Age: 45

OFFICER
MICHAEL LAWSON(2)      Chief Financial        Since          N/A        Director of the Administrator's Fund
One Freedom            Officer               December                   Accounting Department (since July
Valley Drive                                  2008++                    2005); Manager in the Administrator's
Oaks, PA 19456                                                          Fund Accounting Department (November
Age: 48                                                                 1998-July 2005).

* Each Director shall hold office during the lifetime of the Fund until the election and qualification of his or her successor, or until he or she is deceased, resigns or is removed from office in accordance with each Fund's Declaration of Trust.

+    Mr. Klitzing resigned as Chief Financial Officer on December 15, 2008.

++   Mr. Lawson was appointed Chief Financial Officer on December 18, 2008.

(1)  Directors and officers table as of 12/18/08.

(2) These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


                         OPTIQUE FUNDS ANNUAL REPORT 39

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                                 BEGINNING     ENDING                 EXPENSES
                                  ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                   VALUE       VALUE       EXPENSE     DURING
                                   5/1/08     10/31/08     RATIOS      PERIOD*
                                 ---------   ---------   ----------   --------
ACTUAL FUND RETURN
Large Cap Value Fund             $1,000.00   $  684.60      1.38%       $5.84
Small Cap Value Fund              1,000.00      724.60      1.50         6.50
International Value Fund          1,000.00      578.40      1.62         6.43
Intermediate Fixed Income Fund    1,000.00      932.30      0.85         4.13
HYPOTHETICAL 5% RETURN
Large Cap Value Fund             $1,000.00   $1,018.20      1.38%       $7.00
Small Cap Value Fund              1,000.00    1,017.60      1.50         7.61
International Value Fund          1,000.00    1,016.99      1.62         8.21
Intermediate Fixed Income Fund    1,000.00    1,020.86      0.85         4.32

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD SHOWN).


                         40 OPTIQUE FUNDS ANNUAL REPORT

APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

On June 10, 2008, the Board of Directors of Optique Funds, Inc. approved the continuation of each Fund's investment advisory agreement with Optique Capital Management, Inc. (the "Adviser") and the Intermediate Fixed Income Fund's sub-advisory agreement with RNC Genter Capital Management (the "Sub-Adviser"). Prior to approving the continuation of the agreements, the Board considered:

     - the nature, extent and quality of the services provided by the Adviser and Sub-Adviser

     -    the investment performance of the Funds

     - the costs of the services to be provided and profits to be realized by the Adviser and Sub-Adviser from their relationship with the Funds

     - the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect those economies of scale

     -    the expense ratios of the Funds

In considering the nature, extent and quality of the services provided by the Adviser, management of the Funds reported to the Board that the Adviser provided portfolio management, shareholder communication and servicing, and regulatory compliance services to the Funds. Management reported that shareholder communication and servicing services included preparing letters to shareholders and supervising the services provided by the other service providers. Management reported that portfolio management services included oversight of the Sub-Adviser as well as direct portfolio management of the Large Cap Value Fund, Small Cap Value Fund and International Value Fund. Management reported that regulatory compliance services included paying the compensation of the Funds Chief Compliance Officer. The Directors concluded that the Adviser was providing essential services to the Funds. The Directors concluded that the Sub-Adviser provided only portfolio management services to the Intermediate Fixed Income Fund and that the Adviser provided the same non-portfolio management services to the Intermediate Fixed Income Fund that it did to the other Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. They noted that for the three equity Funds and for the Intermediate Fixed Income Fund, the performance of each Fund exceeded the benchmark indices for some periods but was less than the benchmark indices for other periods. The Directors noted that in addition to the absolute performance of the Funds, the Funds adhered to their investment style avoiding style drift. The Directors noted that in adhering to their investment styles the three equity Funds had lower betas and price/earnings ratios than the relevant benchmark indices, resulting in less volatility. They also noted that the Intermediate Fixed Income Fund was managed more conservatively than its benchmark.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed a report of the costs of services provided, and the profits realized, by the Adviser and the Sub-Adviser, from their relationship with the Funds and concluded that the profits of the Sub-Adviser were reasonable and not excessive and that the Adviser was not realizing a profit with respect to the services it provides the Funds. The Directors also reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds (but not non-mutual fund accounts managed by the Adviser) and concluded that the advisory fees paid by the Funds and the expense ratios of the Funds were typically in the middle 60% of the range of comparable mutual funds. The Directors noted that the Adviser and not the Intermediate Fixed Income Fund paid the Sub-Advisory Fee.

The Directors then reviewed a report from the Adviser indicating that the Funds' expense ratios were increasing as the assets of the Funds declined, indicating that in the past there had been economies of scale benefiting the shareholders. The Directors also considered whether the investment advisory agreement fee schedules should be adjusted for an increase in assets under management. They concluded that "breakpoints" were not warranted at this time given the anticipated growth of the Funds in the next year and the other factors considered.


                         OPTIQUE FUNDS ANNUAL REPORT 41

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have an October 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2008, each Fund is designating the following items with regard to distributions paid during the year.

                                                                                                            SHORT-TERM
                  LONG TERM                                                             U.S.      INTEREST    CAPITAL     FEDERAL
                   CAPITAL       ORDINARY                    QUALIFYING  QUALIFYING  GOVERNMENT   RELATED      GAIN     WITHHOLDING
                    GAINS         INCOME          TOTAL       DIVIDENDS   DIVIDEND    INTEREST   DIVIDENDS   DIVIDENDS      PASS
FUND            DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS      (1)     INCOME (2)     (3)         (4)         (5)     THROUGH (6)
--------------  -------------  -------------  -------------  ----------  ----------  ----------  ---------  ----------  -----------
Large Cap
   Value Fund       58.43%         41.57%          100%        63.73%      64.92%       0.00%       0.00%       100%       0.00%
Small Cap
   Value Fund       44.14%         55.86%          100%        20.27%      20.03%       0.00%       0.00%       100%       0.00%
International
   Value Fund       88.93%         11.07%          100%         0.00%        100%       0.00%       0.00%       100%      10.46%
Intermediate
   Fixed
   Income Fund       0.00%           100%          100%         0.00%       0.00%      32.81%      99.21%      0.00%       0.00%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS, WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS." IT IS THE INTENTION OF EACH OF THE AFOREMENTIONED FUNDS TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY THE LAW.

(3) "U.S. GOVERNMENT INTEREST" REPRESENTS THE AMOUNT OF INTEREST THAT WAS DERIVED FROM DIRECT U.S. GOVERNMENT OBLIGATIONS AND DISTRIBUTED DURING THE FISCAL YEAR. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF TOTAL ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). GENERALLY, INTEREST FROM DIRECT U.S. GOVERNMENT OBLIGATIONS IS EXEMPT FROM STATE INCOME TAX.

     HOWEVER, FOR SHAREHOLDERS OF ANY OF THE FUNDS WHO ARE RESIDENTS OF CALIFORNIA, CONNECTICUT AND NEW YORK, THE STATUTORY THRESHOLD REQUIREMENTS WERE NOT SATISFIED TO PERMIT EXEMPTION OF THESE AMOUNTS FROM STATE INCOME.

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "INTEREST RELATED DIVIDENDS" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF NET INVESTMENT INCOME DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

(5) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "SHORT-TERM CAPITAL GAIN DIVIDENDS" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

(6) FOREIGN TAX CREDIT PASS THROUGH REPRESENTS AMOUNTS ELIGIBLE FOR THE FOREIGN TAX CREDIT AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS." THE INTERNATIONAL VALUE FUND INTENDS TO PASS THROUGH FOREIGN TAX CREDITS IN THE AMOUNT OF $189,511 TO SHAREHOLDERS AS OF OCTOBER 31, 2008. THE TOTAL GROSS AMOUNT OF FOREIGN SOURCE INCOME FOR THE FISCAL YEAR ENDED OCTOBER 31, 2008, WAS $2,518,228.

THE INFORMATION REPORTED HEREIN MAY DIFFER FROM THE INFORMATION AND DISTRIBUTIONS TAXABLE TO THE SHAREHOLDERS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 2008. COMPLETE INFORMATION WILL BE COMPUTED AND REPORTED IN CONJUNCTION WITH YOUR 2008 FORM 1099-DIV.


                         42 OPTIQUE FUNDS ANNUAL REPORT

                                     NOTES

                                     NOTES

This report has been prepared for the general information of Optique Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Optique Funds prospectus, which contains more complete information about Optique Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Securities and Exchange Commission's (the "Commission") web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-276-8272; (ii) at the Funds' website at http://www.optiquecapital.com; and (iii) on the Commission's website at http://www.sec.gov.


(OPTIQUE FUNDS LOGO)

222 East Erie Street
Milwaukee, WI 53202

OPT-AR-001-0300

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is George A. Nelson. Mr. Nelson is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees billed by KPMG LLP Related to the Funds

KPMG LLP billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years as follows:



------------------ ----------------------------------------------------- -----------------------------------------------------
                                       FISCAL 2008                                            FISCAL 2007
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Funds that were   service           service           Funds that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $71,000              $0                $0              $70,800             $0                $0
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-            $0                $0                $0                $0                $0                $0
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax               $0                $0                $0                $0                $0                $0
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All               $0                $0                $0                $0                $0                $0
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
   (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) Before the principal accountant is engaged by the Funds to render audit or non-audit services, the engagement is approved by the Funds' Audit Committee.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

             -------------------------------------------------------------
                                           FISCAL 2008       FISCAL 2007
             -------------------------- ----------------- ----------------
             Audit-Related Fees                0%               0%

             -------------------------- ----------------- ----------------
             Tax Fees                          0%               0%

             -------------------------- ----------------- ----------------
             All Other Fees                    0%               0%

             -------------------------- ----------------- ----------------


(f)      Not applicable.

(g) The aggregate non-audit fees and services billed by KPMG LLP for the last two fiscal years were $0 and $0 for 2008 and 2007, respectively.

(h)      Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                             Optique Funds, Inc.


By (Signature and Title)*                /s/ Colette M. Wallner
                                         --------------------------
                                         Colette M. Wallner, President

Date: December 28, 2008





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                /s/ Colette M. Wallner
                                         --------------------------
                                         Colette M. Wallner, President

Date: December 28, 2008


By (Signature and Title)*                /s/ Michael Lawson
                                         --------------------------
                                         Michael Lawson, Chief Financial Officer

Date: December 28, 2008

* Print the name and title of each signing officer under his or her signature.